     As filed with the Securities and Exchange Commission on August 20, 2003

                           1933 Act File No. 333-88715
                           1940 Act File No. 811-9613

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-IA

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]
                         Pre-Effective Amendment No:                         [ ]
                         Post-Effective Amendment No: 6                      [X]

                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]
                                 Amendment No: 7

                        LEGG MASON INVESTMENT TRUST, INC.
               (Exact Name of Registrant as Specified in Charter)

                                100 Light Street
                            Baltimore, Maryland 21202
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (410) 539-0000

                                   Copies to:

MARC R. DUFFY, ESQ.                                  ARTHUR C. DELIBERT, ESQ.
Legg Mason Wood Walker, Incorporated                 Kirkpatrick & Lockhart LLP
100 Light Street                                     1800 Massachusetts Ave., NW
Baltimore, Maryland 21202                            Second Floor
(Name and Address of Agent for Service)              Washington, D.C. 20036-1800

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to Rule 485(b)
[X] on August 29, 2003, pursuant to Rule 485(b)
[ ] 60 days after filing pursuant to Rule 485(a)(1)
[ ] on, pursuant to Rule 485(a)(1)
[ ] 75 days after filing pursuant to Rule 485(a)(2i)
[ ] on, pursuant to Rule 485(a)(2)

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This post-effective amendment relates only to the Institutional and Financial Intermediary Class of the Registrant.

                        Legg Mason Investment Trust, Inc.

                       Contents of Registration Statement

This registration statement consists of the following papers and documents:

Cover Sheet

Contents of Registration Statement

Legg Mason Opportunity Trust
Part A - Institutional Class and Financial Intermediary Class Prospectus

Legg Mason Opportunity Trust
Part B - Statement of Additional Information
Primary Class, Institutional Class and Financial Intermediary Class Shares

Part C - Other Information

Signature Page

Exhibits

Legg Mason Opportunity Trust

                        INSTITUTIONAL CLASS AND FINANCIAL
                          INTERMEDIARY CLASS PROSPECTUS

                                 August 29, 2003

                                      logo

As with all mutual funds, the Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

TABLE OF CONTENTS

About the fund:

         1        Investment objective and policies

         2        Principal risks

         5        Performance

         7        Fees and expenses of the fund

         8        Management

About your investment:

         9        How to invest

        12        How to sell your shares

        14        Account policies

        15        Services for investors

        16        Distributions and taxes

        17        Financial highlights

[ICON] I N V E S T M E N T  O B J E C T I V E  A N D  P O L I C I E S

Investment objective: Long-term growth of capital.

Principal investment strategies:

The fund invests in securities that, in the adviser's opinion, offer the opportunity for long-term capital appreciation. Although not limited to the following securities, the fund's adviser typically seeks: securities that the adviser believes are priced at large discounts relative to their intrinsic value; securities of companies the adviser believes have prospects for accelerating growth in revenues, free cash flows or earnings; securities of companies undergoing financial restructurings or involved in takeover or arbitrage situations; or securities where special circumstances apply, such as actual or anticipated changes in a company's management or strategy, a basic change in the industry or regulatory environment, the prospect of new products or technologies, or the prospect or effect of the sale of a portion of the business or the entire business. Intrinsic value, according to the adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important.

The fund's adviser exercises a flexible strategy in the selection of securities, not limited by investment style or by the issuer's location, size, market capitalization or industry sector. Although the fund will invest the majority of its assets in the common stock of U.S. issuers, the fund may also invest in the common stock of foreign issuers and in other U.S. and foreign securities, including securities convertible into common stock, debt securities, futures, options, derivatives and other instruments. Further, the fund may sell securities short. The fund may also borrow money for investment purposes, in amounts up to 10% of the fund's net assets, a practice known as "leveraging." Although the fund's adviser considers ratings in determining whether securities convertible into common stock or debt securities are appropriate investments for the fund, such securities may include investments rated below investment grade, commonly referred to as junk bonds.

The fund's adviser may decide to sell securities given a variety of circumstances, such as when a security no longer appears to the adviser to offer the potential for long-term growth of capital, when an investment opportunity arises that the adviser believes is more compelling or to realize gains or limit losses.

When cash is temporarily available, or for temporary defensive purposes, when the adviser believes such action is warranted by abnormal market, economic or other situations, the fund may invest without limit in cash, money market instruments, bonds or other debt securities. If the fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

                                    * * * * *

The fund's investment objective is non-fundamental and may be changed by the fund's Board of Directors without shareholder approval.

[ICON] P R I N C I P A L  R I S K S

IN GENERAL:

There is no assurance that the fund will meet its investment objective; investors could lose money by investing in the fund. As with all mutual funds, an investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EQUITY SECURITIES:

Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will go down because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole. The fund may experience a substantial or complete loss on an individual stock.

It is anticipated that some of the portfolio securities may not be widely traded, and that the fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the fund to dispose of such securities quickly at prevailing market prices.

The adviser may at times emphasize a value approach to investing, and may at other times emphasize a growth approach:

         The value approach to investing involves the risk that value stocks may remain undervalued. Value stocks as a group may at times be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on "growth" stocks. Moreover, at different times, the value approach may favor certain industries or sectors over others, making fund performance especially subject to the performance of the specific industries and sectors that are selected by the adviser.

         The growth approach to investing involves the risk that growth stocks may react with greater volatility to negative forecasts concerning particular stocks, industries, sectors or the economy in general. Growth stocks as a group may at times be out of favor for a long period of time, while the market concentrates on "value" stocks.

COMPANY RISK:

The fund invests in securities that often involve certain special circumstances which the adviser believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns. There is always a risk that the adviser will not properly assess the potential for an issuer's future growth, or that an issuer will not realize that potential. Additionally, investments in securities of companies being restructured involve special risks, including difficulty in obtaining information as to the financial condition of such issuers and the fact that the market prices of such securities are subject to above-average price volatility.

SMALL AND MID-SIZED COMPANY SECURITIES:

Investing in the securities of smaller companies involves special risks. Small companies may have limited product lines, operating histories, markets or financial resources, or they may be dependent upon a limited management group. Among other things, the prices of securities of small and mid-sized companies generally are more volatile than those of larger companies, the securities of small companies generally are less liquid, and smaller companies generally are more likely to be adversely affected by poor economic or market conditions.

FOREIGN SECURITIES RISK:

Investments in foreign securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. These risks can include political and economic instability, foreign taxation, different or lower standards in accounting, auditing and financial reporting, less-developed securities regulation and trading systems, fluctuations in foreign currency exchange rates, and the risk that a country may impose controls on the exchange or repatriation of foreign currency. These risks are heightened in investments in securities of issuers located in emerging markets.

DEBT SECURITIES:

Debt securities are subject to interest rate risk, which is the possibility that the market prices of the fund's investments in such securities may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed income security, the greater is the effect on its value when rates change.

Debt securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

Debt securities rated BBB/Baa or better, and unrated securities considered by the fund's adviser to be of equivalent quality, are considered investment grade. Debt securities rated below BBB/Baa, commonly known as "junk bonds," which the fund may purchase from time to time, are deemed by the ratings agencies to be speculative and may involve major risk or exposure to adverse conditions. Those in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities.

Securities rated below BBB/Baa may be less liquid than higher-rated securities, which means the fund may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price for purposes of valuing shares of the fund.

CONVERTIBLE SECURITIES:

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller-capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

NON-DIVERSIFICATION RISK:

The fund is non-diversified. This means that the percentage of its assets invested in any single issuer is not limited by the Investment Company Act of 1940, as amended. When the fund's assets are invested in the securities of a limited number of issuers or it holds a large portion of its assets in a few issuers, the value of its shares will be more susceptible to any single economic, political or regulatory event affecting those issuers or their securities than shares of a diversified fund.

SHORT SALES:

A short sale involves the sale by the fund of a security that it does not own, i.e., that is borrowed from a third party, with the hope of purchasing the same security at a later date at a lower price. The fund may suffer significant losses if securities which the fund sells short appreciate rather than depreciate in value. Such transactions may also involve the cost of borrowing the security.

LEVERAGING:

The fund may borrow money for investment purposes, also known as "leveraging." Leverage is the ability to get a return on a capital base that is larger than the fund's net assets. Use of leverage can magnify the effects of changes in the value of the fund's investments and makes such investments more volatile. Leveraging could cause investors to lose more money in adverse environments. For example, if the fund borrows money to buy securities and the prices of those securities decrease, or if the cost of borrowing exceeds any increases in the prices of those securities, the net asset value of the fund's shares will decrease faster than if the fund had not used leverage. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. The fund will also incur interest expense on any money borrowed.

PORTFOLIO TURNOVER:

Although the fund's adviser does not anticipate a high turnover rate, the possibility exists that the fund could experience a turnover rate in excess of 100%. High turnover rates can result in increased trading costs and higher levels of realized capital gains.

[ICON] P E R F O R M A N C E

The fund offers Primary Class, Institutional Class and Financial Intermediary Class shares. Primary Class shares are offered through a separate prospectus. All classes of the fund are invested in the same portfolio of securities, and the annual returns for each class of shares would differ only to the extent that the Institutional Class would pay lower expenses, and therefore would be expected to have higher returns than Primary Class or Financial Intermediary Class. As of the date of this prospectus, Financial Intermediary Class had not commenced operations. The information below provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual returns for various periods compare with those of a broad measure of market performance. Annual returns assume reinvestment of dividends and other distributions, if any. Historical performance of the fund, whether before or after taxes, does not necessarily indicate what will happen in the future.

                           Institutional Class shares

  YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (BEFORE TAXES) (%)*:

2001           2002
-------------------
2.88%        (14.58)%
-------------------

                       DURING THE PAST TWO CALENDAR YEARS:

                               QUARTER ENDED          TOTAL RETURN
------------------------------------------------------------------
Best quarter:                December 31, 2001           23.07 %
------------------------------------------------------------------
Worst quarter:               September 30, 2001         (29.32)%
------------------------------------------------------------------

* The fund's year-to-date total return (Institutional Class) as of June 30, 2003 was 44.31%.

                          AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2002:

OPPORTUNITY TRUST - INSTITUTIONAL CLASS                                          1 YEAR           LIFE OF FUND
--------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                             (14.58)%           (7.07)%(a)
--------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                             (15.15)%           (7.89)%(a)
--------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                      (8.95)%           (5.96)%(a)
--------------------------------------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes) (c)           (22.10)%          (17.06)%(b)
--------------------------------------------------------------------------------------------------------------

(a)  June 26, 2000 (commencement of operations) to December 31, 2002.

(b)  June 30, 2000 to December 31, 2002.

(c) The Standard & Poor's 500 Index is an unmanaged index of large capitalization common stocks.

                                    * * * * *

During periods of fund losses, the return after taxes on distributions and sale of fund shares may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts ("IRAs").

 [ICON] FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may incur directly or indirectly as an investor in the fund. The fund pays operating expenses directly out of its assets thereby lowering the fund's share price and dividends. Other expenses include, but are not limited to, transfer agency, custody, professional and registration fees.

                         ANNUAL FUND OPERATING EXPENSES
                  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                            INSTITUTIONAL CLASS      FINANCIAL INTERMEDIARY
                                                                  SHARES                  CLASS SHARES
-----------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                    0.77%                      0.77%
-----------------------------------------------------------------------------------------------------------
DISTRIBUTION AND/OR SERVICE (12b-1) FEES                           None                       0.25%(a)
-----------------------------------------------------------------------------------------------------------
OTHER EXPENSES                                                     0.14%                      0.14%
-----------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES (b)                           0.91%                      1.16%
-----------------------------------------------------------------------------------------------------------

(a) The 12b-1 fees shown in the table reflect the amount at which the Directors have currently limited payments under the fund's Financial Intermediary Class Distribution Plan. Pursuant to the Distribution Plan, the Directors may authorize payment of up to 0.40% of average net assets without shareholder approval.

(b) The manager has contractually agreed to waive fees and reimburse other expenses so that Institutional Class and Financial Intermediary Class operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the annual rates of 0.99% and 1.24% of the fund's average daily net assets attributable to Institutional Class and Financial Intermediary Class Shares, respectively, until April 30, 2004. The fund has agreed to pay the manager for waived fees and reimbursed expenses provided that payment does not cause the Institutional Class and Financial Intermediary Class shares annual operating expenses to exceed 0.99% and 1.24%, respectively, of its average net assets and the payment is made within three years after the year in which the manager earned the fee or incurred the expense.

EXAMPLE:

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. Although your actual costs and returns may be higher or lower, you would pay the following expenses on a $10,000 investment in the fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown.

                                                         1 YEAR        3 YEARS          5 YEARS         10 YEARS
----------------------------------------------------------------------------------------------------------------
Opportunity Trust - Institutional Class                   $ 93           $290             $504           $1,120
----------------------------------------------------------------------------------------------------------------
Opportunity Trust - Financial Intermediary Class          $118           $368             $638           $1,409
----------------------------------------------------------------------------------------------------------------

[ICON] M A N A G E M E N T

MANAGEMENT AND ADVISERS:

LMM LLC ("LMM" or the "manager") provides the fund with investment advisory and management services and is responsible for overseeing the fund's relationship with outside service providers, such as the sub-advisor, administrator, custodian, transfer agent, accountants, and lawyers. Under its advisory and management agreement with LMM, the fund pays LMM a fee calculated daily and paid monthly of 1.00% of its average daily net assets up to $100 million and 0.75% of its average daily net assets in excess of $100 million.

LMM has delegated certain advisory responsibilities to Legg Mason Funds Management, Inc. ("LMFM" or "adviser") and certain administrative responsibilities to Legg Mason Fund Adviser, Inc. ("LMFA"). LMM pays LMFM a fee calculated daily and payable monthly of 0.10% of the average daily net assets of the fund up to $100 million and 0.05% of the average daily net assets of the fund is excess of $100 million. LMM pays LMFA a fee calculated daily and payable monthly of 0.05% of the average daily net assets of the fund. LMFA has agreed to waive all fees payable to it under the agreement with LMM indefinitely.

For its services during the fiscal year ended December 31, 2002, the fund paid LMM a fee equal to 0.77% of the fund's average daily net assets. LMM, in turn, paid LMFM a fee equal to 0.05% of the fund's average daily net assets.

LMM, LMFM, and LMFA are each located at 100 Light Street, Baltimore, Maryland 21202.

PORTFOLIO MANAGEMENT:

Bill Miller, CFA, Managing Member of LMM and CEO of LMFM, is portfolio manager of the fund. Mr. Miller has been the manager of Legg Mason Value Trust, Inc. since 1990; from its inception in 1982 to 1990, he served as co-manager. Since its inception in 1985 to 2001, Mr. Miller was primarily responsible for the day-to-day management of Legg Mason Special Investment Trust, Inc.

DISTRIBUTOR OF THE FUND'S SHARES:

Legg Mason Wood Walker, Incorporated ("Legg Mason"), 100 Light Street, Baltimore, Maryland 21202, distributes the fund's shares. The fund has adopted a plan under Rule 12b-1 with respect to the Financial Intermediary Class that allows it to pay fees for the sale of its shares and for services provided to shareholders. The fees are calculated daily and paid monthly. Under the Financial Intermediary Class plan, the fund may pay Legg Mason an annual 12b-1 fee in an amount up to 0.40% of the fund's average daily net assets attributable to Financial Intermediary Class shares. The Board of Directors has currently approved payment of only 0.25% of the fund's average daily net assets attributable to Financial Intermediary Class under the plan. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Legg Mason, LMM, LMFA and LMFM may pay non-affiliated entities out of their own assets to support the distribution of Institutional Class and Financial Intermediary Class shares and shareholder servicing.

LMFM, LMFA and Legg Mason are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

[ICON]  HOW TO INVEST

Institutional Class shares are currently offered for sale to institutional investors who have at least $100 million in investable assets and who invest at least $1 million in the fund and are offered to the Legg Mason Core4College 529 Plan, a college savings vehicle ("Institutions"). Institutional Class shares are also offered to institutional clients of Legg Mason Trust, fsb for which the trust company exercises discretionary investment management responsibility and accounts of the customers of such institutional clients ("Customers" and together with Institutions, "Institutional Investors"). Customers may purchase shares only in accordance with instructions and limitations pertaining to their account at the institution. Financial Intermediary Class shares are currently offered for sale only to institutional investors who have at least $50 million in investable assets and who invest at least $1 million in the fund.

Prior to or concurrent with the initial purchase of Institutional Class or Financial Intermediary Class shares, each Institutional Investor must open an account for the fund by completing and signing an application and mailing it to Legg Mason Institutional Funds at the following address: P.O. Box 17635, Baltimore, Maryland 21297-1635.

Institutional Investors may purchase Institutional Class or Financial Intermediary Class shares by contacting Legg Mason Institutional Funds directly at 1-888-425-6432. Institutions may set different minimums for their Customers' investments in accounts invested in Institutional Class shares.

Institutional Class shares are also offered for sale to employees of LMFM and spouses and children of such persons ("LMFM Staff"). LMFM Staff may purchase Institutional Class shares through a brokerage account at Legg Mason. For LMFM Staff the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $100.

LMFM Staff wishing to open a regular, retirement or Coverdell education savings account with the fund should contact Legg Mason Mutual Funds Operations ("Mutual Funds Operations"). Retirement accounts include traditional IRAs, spousal IRAs and Roth IRAs.

Once the account is open, LMFM Staff may use the following methods to purchase additional shares of the fund:

IN PERSON                  Give Mutual Funds Operations a check for $100 or more
                           payable to Legg Mason Wood Walker, Incorporated.
--------------------------------------------------------------------------------
MAIL                       Mail your check, payable to Legg Mason Wood Walker,
                           Incorporated, for $100 or more, to Legg Mason Wood
                           Walker, Incorporated, P. O. Box 1476, Baltimore, MD
                           21203-1476, Attn: Mutual Funds Operations.
--------------------------------------------------------------------------------
TELEPHONE OR WIRE          Call your financial adviser or Mutual Funds
                           Operations to transfer available cash balances in
                           your brokerage account or to transfer money directly
                           from your bank account. Wire transfers may be subject
                           to a service charge by your bank.
--------------------------------------------------------------------------------
FUTURE FIRST (R)           To enroll in Legg Mason's Future First(R) Systematic
SYSTEMATIC INVESTMENT      Investment Plan, complete an application and mail it
PLAN                       to Mutual Funds Operations. Under this plan, you may
                           arrange for automatic monthly investments in the fund
                           of $50 or more. The transfer agent will transfer
                           funds monthly from your Legg Mason account or from
                           your checking/savings account to purchase shares of
                           the fund.
--------------------------------------------------------------------------------

Purchase orders, together with payment in one of the forms described in the following paragraphs, received by Legg Mason Institutional Funds or Boston Financial Data Services ("BFDS" or the "Transfer Agent") (for Institutional Investors) or by a Legg Mason Financial Advisor or Mutual Fund Operations (for LMFM Staff) before the close of regular trading on the New York Stock Exchange ("Exchange"), normally 4:00 p.m. Eastern time, will be processed at the fund's net asset value as of the close of the Exchange on that day. The fund is open for business every day the Exchange is open. Orders received after the close of the Exchange will be processed at the fund's net asset value as of the close of the Exchange on the next day the Exchange is open.

Certain institutions that have agreements with Legg Mason or the fund may be authorized to accept purchase and redemption orders on their behalf. Once the authorized institution accepts the order, you will receive the next determined net asset value. Orders received by certain retirement plans and other financial intermediaries before the close of regular trading on the Exchange and communicated to Legg Mason Institutional Funds by 9:00 a.m., Eastern time, on the following business day will be processed at the net asset value determined on the prior business day they were received by the financial intermediary. It is the institution's responsibility to transmit your order to the fund in a timely fashion.

Purchases of Institutional Class and Financial Intermediary Class shares by Institutional Investors can be made by wiring federal funds to State Street Bank and Trust Company, the fund's custodian. Before wiring federal funds, the investor must first telephone Legg Mason Institutional Funds at 1-888-425-6432 to receive instructions for wire transfer. On the telephone, the following information will be required: shareholder name; name of the person authorizing the transaction; shareholder account number; name of the fund and class of shares to be purchased; amount being wired; and name of the wiring bank.

Funds should be wired through the Federal Reserve System to:

State Street Bank and Trust Company
[ABA #011-000-028]
[DDA #99046096]
Legg Mason [Insert name of fund]
[Insert account name and number]

The wire should state that the funds are for the purchase of shares of a specific fund and share class and include the account name and number.

Institutional Investors may also purchase shares by the contribution of eligible portfolio securities, subject in each case to approval by the fund's adviser. Approval will depend on, among other things, the nature and quality of the securities offered and the current needs of the fund. Securities offered in payment for shares will be valued in the same way and at the same time the fund values its portfolio securities for the purpose of determining net asset value. (See "Calculation of Net Asset Value" below.) Investors who wish to purchase fund shares through the contribution of securities should contact Legg Mason Institutional Funds at 1-888-425-6432 for instructions. Investors should also realize that at the time of contribution they may be required to recognize a gain or loss for tax purposes on securities contributed. The adviser, on behalf of the fund, has full discretion to accept or reject any appropriate securities offered as payment for shares.

As described above, the fund may offer Financial Intermediary Class shares that are offered primarily through financial intermediaries. The fund may pay financial intermediaries for their services out of that class's assets pursuant to the class's distribution plan or otherwise. Legg Mason and its affiliates (including the investment advisers) may also from time to time, at their own expense, make payments to financial intermediaries that make shares of the fund available to their clients or to other parties in connection with the sale of shares. If investors effect transactions through a broker or agent, investors may be charged a fee by that broker or agent.

Any shares purchased or received as a distribution will be credited directly to the investor's account.

Additional investments may be made at any time at the relevant net asset value by following the procedures outlined above. Investors should always furnish a shareholder account number when making additional purchases. Purchases will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

The fund and Legg Mason reserve the right, in their sole discretion: to suspend the offering of shares or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the fund; and to redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (i.e., in a manner such as to render the shareholder ineligible to purchase shares of the fund). In addition, the fund or Legg Mason, in its sole discretion, reserves the right to waive the minimum investable assets requirement or the minimum initial investment for certain investors. The fund may suspend the offering of shares at any time and resume it any time thereafter.

Shares of the fund may not be available for sale in certain states. Prospective investors should inquire as to whether shares of the fund are available for sale in their state of residence.

Purchases of fund shares should be made for long-term investment purposes. The fund reserves the right to restrict purchases of shares when it determines that a pattern of frequent purchases and sales is being made.

Shares of the fund may be available for purchase by retirement plans, including 401(k) plans and 403(b) plans. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect the fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions.

For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that the plan administrator may aggregate purchase and redemption orders of participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

ACCOUNT REGISTRATION CHANGES:

Changes in registration or account privileges must be made in writing to Legg Mason Institutional Funds. Signature guarantees are required. (See "Signature Guarantee" below.) All correspondence must include the account number and must be sent to:

Legg Mason Institutional Funds
P.O. Box 17635
Baltimore, Maryland 21297-1635

[icon] HOW TO SELL YOUR SHARES

Institutions may redeem shares through three methods: (1) by sending a written request for redemption to Legg Mason Institutional Funds, P.O. Box 17635, Baltimore, Maryland 21297-1635, (2) by calling 1-888-425-6432, or (3) by wire communication with the Transfer Agent. In each case, the investor should first notify Legg Mason Institutional Funds at 1-888-425-6432 of the intention to redeem. No charge is made for redemptions. Legg Mason Institutional Funds will follow reasonable procedures to ensure the validity of any telephone or wire redemption requests, such as requesting identifying information from users or employing identification numbers. You may be held liable for any fraudulent telephone or wire order. Redemptions over $10,000,000 may be initiated by telephone, but must be confirmed in writing prior to processing. Customers may redeem only in accordance with instructions and limitations pertaining to their account at the institution.

REQUESTS FOR REDEMPTION BY INSTITUTIONAL INVESTORS SHOULD INDICATE:

1) the number of shares or dollar amount to be redeemed and the investor's shareholder account number;

2) the investor's name and the names of any co-owners of the account, using exactly the same name or names used in establishing the account;

3) proof of authorization to request redemption on behalf of any co-owner of the account (please contact Legg Mason Institutional Funds for further details); and

4) the name, address, and account number to which the redemption payment should be sent.

Other supporting legal documents, such as copies of any trust instrument or power of attorney, may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption. If you have a question concerning the sale or redemption of shares, please contact Legg Mason Institutional Funds by calling 1-888-425-6432.

LMFM Staff may use any of the following methods to redeem shares:

TELEPHONE                  Call your Legg Mason Financial Advisor or Mutual
                           Funds Operations to request a redemption. Please have
                           the following information ready when you call: the
                           name of the fund, the dollar amount (or number of
                           shares) to be redeemed and your shareholder account
                           number.

                           Proceeds will be credited to your brokerage account or a check will be sent to you, at your direction, at no charge to you. Wire requests will be subject to a fee of $20. For wire transfers, be sure that your financial adviser or Mutual Funds Operations has your bank account information on file.

--------------------------------------------------------------------------------
MAIL                       Send a letter to your Legg Mason Financial Advisor or
                           to Mutual Funds Operations requesting redemption of
                           your shares. The letter s by all of the owners of the
                           account. Redemption requests for shares valued at
                           $10,000 or more or when the proceeds are to be paid
                           than the account holder(s) may require a signature
                           guarantee. You may obtain a signature guarantee from
                           most banks or securities dealers

--------------------------------------------------------------------------------

Upon receipt of a request for redemption as described below (a request "in good order") before the close of regular trading on the Exchange on any day the Exchange is open, the Transfer Agent will redeem fund shares at that day's net asset value per share. Requests for redemption received by the Transfer Agent after the close of regular trading on the Exchange will be executed at the net asset value next determined. However, orders received by certain retirement plans and other financial intermediaries by the close of regular trading on the Exchange and communicated to the Transfer Agent by 9:00 a.m., Eastern time, on the following business day will be effected at the net asset value determined on the prior business day.

Redemption orders will be processed promptly after receipt of a redemption request in good order. Payment of redemption proceeds to Institutional Investors normally will be made by wire one business day after receipt of a redemption request in good order. However, the fund reserves the right to postpone the payment date when the Exchange is closed, when trading is restricted, or during periods as permitted by federal securities laws, or to take up to seven days to make payment upon redemption if, in the judgment of the adviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days or suspend redemptions only as permitted by the Securities and Exchange Commission ("SEC"). Payment of redemption proceeds of shares that were recently purchased by check or acquired through reinvestment of distributions paid on such shares may be delayed for up to ten days from the purchase date in order to allow for the check or automatic investment to clear.

The fund has reserved the right under certain conditions to redeem its shares in-kind by distributing portfolio securities in payment for redemptions. Shareholders who receive a redemption in-kind may incur costs to dispose of the securities they receive.

SIGNATURE GUARANTEE:

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his or her signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered securities dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations, and clearing agencies (each an "Eligible Guarantor Institution"). The fund and its agents reserve the right to reject any signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

A signature guarantee will be required for the following situations:

- Remitting redemption proceeds to any person, address or bank account not on record.

- Making changes to the account registration after the account has been opened.

- Transferring shares to an account in another Legg Mason Institutional fund with a different account registration.

[icon] ACCOUNT POLICIES

CALCULATION OF NET ASSET VALUE:

Net asset value per share of each class of shares is determined daily as of the close of regular trading on the Exchange, on every day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. To calculate the fund's Institutional Class and Financial Intermediary share price, the fund's assets attributable to that class of shares are valued and totaled, liabilities attributable to that class of shares are subtracted, and the resulting net assets are divided by the number of shares outstanding for that class. The fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under policies approved by the Board of Directors. The fund may use fair value pricing instead of market quotations to value one or more securities if the fund believes that, because of special circumstances, doing so would more accurately reflect the prices the fund expects to realize on the current sale of those securities.

Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the adviser to be the primary market. The fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates. Fixed-income securities generally are valued using market quotations or independent pricing services that use prices provided by market makers or estimates of market values.

To the extent that the fund has portfolio securities that are primarily listed on foreign exchanges that trade on days when the fund does not price its shares, the net asset value of the fund may change on days when shareholders will not be able to purchase or redeem the fund's shares.

OTHER:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason or one of its affiliates.

If your account falls below $500, the fund may ask you to increase your balance. If after 60 days your account is still below $500, the fund may close your account and send you the proceeds. The fund will not require you to redeem accounts that fall below $500 solely as a result of a reduction in the fund's net asset value.

The fund will not accept cash, money orders, traveler's checks or credit card convenience checks. Third-party checks will not be accepted unless they are from another financial institution made for the purpose of transfer or rollover. The fund will accept non-retirement checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

The fund reserves the right to:

     - refuse any client, reject any order for shares or suspend the offering of shares for a period of time;

     -   change its minimum investment amounts; and

     - delay sending out redemption proceeds for up to seven days if, in the judgment of the adviser, the fund could be adversely affected by immediate payment. This generally applies only in cases of very large redemptions, excessive trading, or during unusual market conditions. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the Securities and Exchange Commission ("SEC").

[icon] SERVICES FOR INVESTORS

CONFIRMATIONS AND ACCOUNT STATEMENTS:

LMFM Staff will receive a confirmation from Legg Mason after each transaction involving Institutional Class shares (except a reinvestment of dividends or capital gain distributions, an investment made through the Future First(R) SystematiC Investment Plan, or other automatic investment arrangement, and withdrawals made through the Systematic Withdrawal Plan). Legg Mason will send LMFM Staff account statements monthly unless there has been no activity in an account. If there has been no monthly activity in an account, LMFM Staff will receive a quarterly statement.

The Transfer Agent will send Institutional Investors confirmations of each purchase and redemption transaction. Confirmations sent to Institutional Investors will include the total number of shares being held in safekeeping by the Transfer Agent. Beneficial ownership of shares held by Customer accounts will be recorded by the Institutional Investor and reflected in its regular account statements.

SYSTEMATIC WITHDRAWAL PLAN:

If you are purchasing or already own shares of the fund with a net asset value of $5,000 or more, you may elect to make systematic withdrawals from the fund. The minimum amount for each such withdrawal is $50. You should not purchase shares of the fund when you are a participant in the plan,

EXCHANGE PRIVILEGE:

Exchange privileges do not apply to Institutional Class shares of the fund. Financial Intermediary Class shares of the fund may be exchanged for shares of Legg Mason Cash Reserve Trust or for shares of the same class of any of the other Legg Mason funds provided these funds are eligible for sale in your state of residence and provided the investor meets the eligibility criteria of that class of that fund and the value of exchanged shares is at least $1,000,000. You can request an exchange in writing or by telephone. Be sure to read the current prospectus for any fund into which you are exchanging.

There is currently no fee for exchanges. However, an exchange of the fund's shares will be treated as a sale of the shares, and any gain on the transaction will be subject to tax.

The fund reserves the right to:

- terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the fund in a 12-month period; and

- terminate or modify the exchange privilege after 60 days' written notice to shareholders.

Some institutional clients and retirement plan administrators may not offer all of the Financial Intermediary Class shares for exchange.

[icon] DISTRIBUTIONS AND TAXES

The fund declares and pays dividends from its net investment income, if any, annually.

The fund distributes substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss), net short-term capital gain and net realized gain from foreign currency transactions, if any, after the end of the taxable year in which the gain is realized. A second distribution may be necessary in some years to avoid imposition of a federal excise tax.

Your dividends and other distributions will be automatically reinvested in the distributing class of shares of the fund unless you elect to receive dividends and/or other distributions in cash. To change your election, you must notify the fund at least ten days before the next distribution is to be paid.

If the postal or other delivery service is unable to deliver your distribution check, your distribution election will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Fund dividends and other distributions are taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the fund. Dividends from investment company taxable income (which includes net investment income, the excess of net short-term capital gain over net long-term capital loss and net gains from certain foreign currency transactions, determined without regard to any deduction for dividends paid) are taxable as ordinary income. Distributions of the fund's net capital gain are taxable as long-term capital gain, regardless of how long you have held your fund shares. A tax statement will be sent to you after the end of each year detailing the tax status of your distributions.

The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

As required by law, the fund will withhold a certain percentage of all dividends, capital gain distributions and redemption proceeds otherwise payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. The fund is also required to withhold the same percentage of all dividends and capital gain distributions payable to those shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax adviser about federal, state and local tax considerations.

F I N A N C I A L  H I G H L I G H T S

The financial highlights table is intended to help you understand the fund's Institutional Class financial performance since its inception. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. This information has been audited by the fund's independent auditors, Ernst & Young LLP, whose report, along with the fund's financial statements, is incorporated by reference into the Statement of Additional Information (see back cover) and is included in the fund's annual reports. The fund's annual reports are available upon request by calling toll-free 1-800-822-5544.

                                           Years Ended December 31,
                                   ----------------------------------------
                                         2002      2001       2000(A)
---------------------------------------------------------------------------
    Institutional Class
Net asset value,
  beginning of year                        $9.78     $9.63     $10.45
                                      -------------------------------------
Investment operations:
  Net investment income/(loss)              0.18      0.12 (B)   0.03
  Net realized and unrealized
    gain/(loss) on investments             (1.60)     0.15 (B)  (0.59)
                                      -------------------------------------
  Total from investment
    operations                             (1.42)     0.27      (0.56)
                                      -------------------------------------
Distributions:
  From net investment income               (0.15)    (0.12)     (0.12)
  From net realized gain on
    investments                              ---       ---      (0.14)
                                      -------------------------------------
  Total distributions                      (0.15)    (0.12)     (0.26)
                                      -------------------------------------
Net asset value,
  end of year                              $8.21     $9.78      $9.63
                                      =====================================
Ratios/supplemental data:
  Total return                          (14.58)%     2.88%    (5.38)% (C)
  Expenses to average net
    assets                                 0.91%     0.87%      0.91% (D)
  Net investment income/(loss)
    to average net assets                  2.05%     1.45% (B)  0.92% (D)
  Portfolio turnover rate                  44.4%     59.6%      25.9% (D)
  Net assets, end of year
    (in thousands)                       $31,523   $30,995    $12,816
---------------------------------------------------------------------------

(A) For the period June 26, 2000 (commencement of operations) to December 31, 2000.
(B) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing discount and premium on debt securities. The effect of this adoption for the year ended December 31, 2001, was an increase in net investment income per share of $.07, a decrease in net realized and unrealized gain/(loss) per share of $.07, and an increase in the ratio of net investment income/(loss) to average net assets from 0.62% to 1.45%. Per share data and ratios for the periods prior to January 1, 2001, have not been restated to reflect this change in accounting.
(C) Not annualized.
(D) Annualized.

LEGG MASON OPPORTUNITY TRUST

The following additional information about the fund is available upon request and without charge:

STATEMENT OF ADDITIONAL INFORMATION (SAI) - The SAI is filed with the SEC and is hereby incorporated by reference into (is considered part of) this Prospectus. The SAI provides further information and additional details about the fund and its policies.

ANNUAL AND SEMI-ANNUAL REPORTS - Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

TO REQUEST THE SAI OR ANY REPORTS TO SHAREHOLDERS OR TO OBTAIN MORE INFORMATION:

     -   call toll-free 1-888-425-6432

     -   visit us on the Internet via www.lminstitutionalfunds.com

     -   write to us at: Legg Mason Institutional Funds
                         P.O. Box 17635
                         Baltimore, Maryland 21297-1635

Information about the fund, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                                                       SEC File Number: 811-9613

                        LEGG MASON INVESTMENT TRUST, INC.

                          LEGG MASON OPPORTUNITY TRUST
              PRIMARY CLASS SHARES, INSTITUTIONAL CLASS SHARES AND
                       FINANCIAL INTERMEDIARY CLASS SHARES

                       STATEMENT OF ADDITIONAL INFORMATION

                                 AUGUST 29, 2003

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus for Primary Class shares (dated May 1, 2003) or the Prospectus for Institutional Class and Financial Intermediary Class shares (dated August 29, 2003), which have been filed with the Securities and Exchange Commission ("SEC"). The fund's financial statements and the report of its independent auditors are incorporated by reference into (and are therefore legally part of) this Statement of Additional Information from the fund's annual reports to shareholders. A copy of either of the Prospectuses or the annual reports may be obtained without charge from the fund's distributor, Legg Mason Wood Walker, Incorporated ("Legg Mason"), by calling 1-800-822-5544.

                             LEGG MASON WOOD WALKER,
                                  INCORPORATED

                                100 Light Street
                                  P.O. Box 1476
                         Baltimore, Maryland 21203-1476
                          (410) 539-0000 (800) 822-5544

                                TABLE OF CONTENTS

                                                                                             Page
DESCRIPTION OF THE FUND..........................................................              3
FUND POLICIES....................................................................              3
INVESTMENT STRATEGIES AND RISKS..................................................              5
ADDITIONAL TAX INFORMATION.......................................................             22
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...................................             25
VALUATION OF FUND SHARES.........................................................             27
PERFORMANCE INFORMATION..........................................................             28
TAX-DEFERRED QUALIFIED PLANS - PRIMARY CLASS SHARES..............................             31
MANAGEMENT OF THE FUND...........................................................             32
THE FUND'S INVESTMENT ADVISER/MANAGER/ADMINISTRATOR..............................             38
PORTFOLIO TRANSACTIONS AND BROKERAGE.............................................             41
THE FUND'S DISTRIBUTOR...........................................................             43
CAPITAL STOCK INFORMATION........................................................             45
THE FUND'S CUSTODIAN AND TRANSFER AND DIVIDEND-DISBURSING AGENT..................             45
THE FUND'S LEGAL COUNSEL.........................................................             46
THE FUND'S INDEPENDENT AUDITORS..................................................             46
FINANCIAL STATEMENTS.............................................................             46
RATINGS OF SECURITIES............................................................            A-1
PROXY VOTING POLICIES............................................................            B-1

         No person has been authorized to give any information or to make any representations not contained in the Prospectuses or this Statement of Additional Information in connection with the offerings made by the Prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by the fund or its distributor. The Prospectuses and this Statement of Additional Information ("SAI") do not constitute offerings by the fund or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

                             DESCRIPTION OF THE FUND

         Legg Mason Investment Trust, Inc. ("Investment Trust" or "Corporation") is an open-end management investment company established as a Maryland corporation on October 8, 1999. Legg Mason Opportunity Trust ("Opportunity Trust" or "fund") is a non-diversified series of Investment Trust.

                                  FUND POLICIES

         The following information supplements the information concerning the fund's investment objective, policies and limitations found in the Prospectuses.

         Opportunity Trust's investment objective is to seek long-term growth of capital. The investment objective is non-fundamental and may be changed by the Corporation's Board of Directors without shareholder approval upon 60 days' written notice to shareholders.

         The fund has adopted the following fundamental investment limitations that cannot be changed except by a vote of its shareholders.

         Opportunity Trust may not:

1. Borrow money, except (1) in an amount not exceeding 33 1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or (2) by entering into reverse repurchase agreements or dollar rolls;

2. Engage in the business of underwriting the securities of other issuers, except as permitted by the Investment Company Act of 1940, as amended ("1940 Act"), and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, "1940 Act Laws, Interpretations and Exemptions"). This restriction does not prevent the fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act");

3. Lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests;

4. Issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions;

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests;

6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities;

7. Make any investment if, as a result, the fund's investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry. This restriction does not limit the fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.

         The foregoing fundamental investment limitations may be changed with respect to the fund by "the vote of a majority of the outstanding voting securities" of the fund, a term defined in the 1940 Act to mean the vote (a) of 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present, or
(b) of more than 50% of the outstanding voting securities of the fund, whichever is less.

         Although not a part of the fund's fundamental investment restriction on concentration, it is the current position of the SEC staff that a fund's investments are concentrated in an industry when 25% or more of the fund's net assets are invested in issuers whose principal business is in that industry.

         The following are some of the non-fundamental investment limitations that the fund currently observes.

1. The fund may not borrow for investment purposes an amount of money in excess of 10% of its net assets. In addition, the fund may borrow for temporary purposes including to facilitate shareholder redemptions in times of unusual market volatility. Temporary borrowings are not considered to be for investment purposes. Compliance with these percentage limits is measured as of the time of the borrowing.

2.       The fund may invest up to 15% of its net assets in illiquid securities.

3. The fund may not make short sales of securities or maintain a short position if, when added together, more than 100% of the value of the fund's net assets would be (a) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and
         (b) allocated to segregated accounts. Short sales "against the box" are not subject to this limitation.

4. The fund may not buy securities on "margin," except for short-term credits necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with the use of futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments; nothing in this limitation is intended to limit the extent to which the fund may utilize bank borrowings to purchase securities.

         The fund is a non-diversified fund; however, the fund intends to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), which requires that, among other things, at the close of each quarter of the fund's taxable year (1) with respect to 50% of its total assets, no more than 5% of its total assets may be invested in the securities of any one issuer and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer. These limits do not apply to U.S. Government securities or securities of other RICs.

         Except as otherwise stated, if a fundamental or non-fundamental percentage limitation is complied with at the time an investment is made, a later increase or decrease in percentage resulting from a change in value of portfolio securities, in the net asset value of the fund, or in the number of securities an issuer has outstanding, will not be considered to be outside the limitation. The fund will monitor the level of borrowing and illiquid securities in its portfolio and will make necessary adjustments to maintain required asset coverage and adequate liquidity.

         Unless otherwise stated, the fund's investment policies and limitations are non-fundamental and may be changed without shareholder approval.

                         INVESTMENT STRATEGIES AND RISKS

         The fund may employ several investment strategies, including but not limited to:

ILLIQUID AND RESTRICTED INVESTMENTS

         The fund may invest up to 15% of its net assets in illiquid investments. For this purpose, "illiquid investments" are those that cannot be disposed of within seven days for approximately the price at which the fund values the security. Illiquid investments include repurchase agreements with terms of greater than seven days, restricted investments other than those the adviser has determined are liquid pursuant to guidelines established by the Corporation's Board of Directors, securities involved in swap, cap, floor, and collar transactions, and certain over-the-counter ("OTC") options and their underlying collateral. Due to the absence of an active trading market, the fund may have difficulty valuing or disposing of illiquid investments promptly. Judgment plays a greater role in valuing illiquid securities than those for which a more active market exists.

         Restricted securities may be sold only in privately negotiated transactions, pursuant to a registration statement filed under the 1933 Act, or pursuant to an exemption from registration, such as Rule 144 or Rule 144A. The fund may be required to pay part or all of the costs of such registration, and a considerable period may elapse between the time a decision is made to sell a restricted security and the time the registration statement becomes effective.

         SEC regulations permit the sale of certain restricted securities to qualified institutional buyers. The adviser to the fund, acting pursuant to guidelines established by the Corporation's Board of Directors, may determine that certain restricted securities qualified for trading on this market are liquid. If qualified institutional buyers become uninterested for a time, restricted securities in the fund's portfolio may adversely affect the fund's liquidity.

         The assets used as cover for OTC options written by the fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

SENIOR SECURITIES

         The 1940 Act prohibits the issuance of senior securities by a registered open-end fund with one exception. The fund may borrow from banks provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings of the fund. Borrowing for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the borrowing is made is not deemed to be an issuance of a senior security.

         There are various investment techniques which may give rise to an obligation of the fund to pay in the future about which the SEC has stated it would not raise senior security concerns, provided the fund maintains segregated assets or an offsetting position in an amount that covers the future payment obligation. Such investment techniques include, among other things, when-issued securities, futures and forward contracts, short options positions and repurchase agreements.

FOREIGN SECURITIES

         The fund may invest in foreign securities. Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic issuers. These risks are intensified when investing in countries with developing economies and securities markets, also known as "emerging markets." Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, withholding taxes and limitations on the use or removal of funds or other assets.

         The costs associated with investment in foreign issuers, including withholding taxes, brokerage commissions and custodial fees may be higher than those associated with investment in domestic issuers. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the fund are uninvested and no return can be earned thereon. The inability of the fund to make intended security purchases due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result in losses to the fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in liability to the purchaser.

         Since the fund may invest in securities denominated in currencies other than the U.S. dollar and may hold foreign currencies, the fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in the currency exchange rates may influence the value of the fund's shares, and also may affect the value of dividends and interest earned by the fund and gains and losses realized by the fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation and other factors.

         In addition to purchasing foreign securities, the fund may invest in American Depository Receipts ("ADRs"). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the domestic market. Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of the underlying foreign securities. For purposes of the fund's investment policies and limitations, ADRs are considered to have the same classification as the securities underlying them. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the U.S. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. The fund may also invest in Global Depository Receipts ("GDRs"), which are receipts that are often denominated in U.S. dollars and are issued by either a U.S. or non-U.S. bank evidencing ownership of the underlying foreign securities. Even when they are denominated in U.S. dollars, depository receipts are subject to currency risk if the underlying security is denominated in a foreign currency.

         Although not a fundamental policy subject to shareholder vote, the adviser currently anticipates that the fund will invest no more than 49% of its total assets in foreign securities, either directly or through ADRs or GDRs.

DEBT SECURITIES

         The fund may invest in the debt securities of governmental or corporate issuers. Corporate debt securities may pay fixed or variable rates of interest. These securities may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock.

         The prices of debt securities fluctuate in response to perceptions of the issuer's creditworthiness and also tend to vary inversely with market interest rates. The value of such securities is likely to decline in times of rising interest rates. Conversely, when rates fall, the value of these investments is likely to rise. The longer the time to maturity, the greater are such variations. Lower-rated debt securities are especially affected by adverse changes in the industries in which the issuers are engaged and by changes in the financial condition of the issuers. Highly leveraged issuers may also experience financial stress during periods of rising interest rates.

         Debt securities and securities convertible into common stock need not necessarily be of a certain grade as determined by rating agencies such as Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's"); however, the fund's adviser does consider such ratings in determining whether the security is an appropriate investment for the fund. Generally, debt securities rated below BBB by S&P or below Baa by Moody's, and unrated securities of comparable quality, offer a higher current yield than that provided by higher grade issues, but also involve higher risks (debt securities rated below investment grade are commonly referred to as junk bonds). However, debt securities, regardless of their ratings, generally have a higher priority in the issuer's capital structure than do equity securities.

         The ratings of S&P and Moody's represent the opinions of those agencies. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. A description of the ratings assigned to corporate debt obligations by S&P and Moody's is included in Appendix A.

         In addition to ratings assigned to individual bond issues, the adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which the fund invests are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial conditions of the issuer, the size of the offering, the maturity of the obligation and its rating. There may be a wide variation in the quality of bonds, both within a particular classification and between classifications. A bond issuer's obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of bond issuers to meet their obligations for the payment of principal and interest. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by the fund's adviser to determine, to the extent possible, that the planned investment is sound.

         If an investment grade security purchased by the fund is subsequently given a rating below investment grade, the adviser will consider that fact in determining whether to retain that security in the fund's portfolio, but is not required to dispose of it.

WHEN-ISSUED SECURITIES

         The fund may enter into commitments to purchase securities on a when-issued basis. Such securities are often the most efficiently priced and have the best liquidity in the bond market. When the fund purchases securities on a when-issued basis, it assumes the risks of ownership at the time of the purchase, not at the time of receipt. However, the fund does not have to pay for the obligations until they are delivered to it. This is normally seven to 15 days later, but could be longer. Typically, no interest accrues to the purchaser until the security is delivered.

         To meet its payment obligation under a when-issued commitment, the fund will establish a segregated account with its custodian and maintain cash or appropriate liquid assets, in an amount at least equal in value to the fund's commitments to purchase when-issued securities.

         The fund may sell the securities underlying a when-issued purchase, which may result in capital gains or losses.

PREFERRED STOCK

         The fund may purchase preferred stock as a substitute for debt securities of the same issuer when, in the opinion of the adviser, the preferred stock is more attractively priced in light of the risks involved. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

CONVERTIBLE SECURITIES

         A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities, but rank senior to common stock in a corporation's capital structure.

         The value of a convertible security is a function of: (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption, conversion or exchange at the option of the issuer at a price established in the convertible security's governing instrument, which may be less than the ultimate conversion value.

         Many convertible securities are rated below investment grade or, if unrated, are considered of comparable quality by the adviser.

STRIPPED SECURITIES

         Stripped securities are created by separating bonds into their principal and interest components and selling each piece separately (commonly referred to as IOs, for "interest-only," and POs, for "principal-only"). Stripped securities are more volatile than other fixed-income securities in their response to changes in market interest rates. The value of some stripped securities moves in the same direction as interest rates, further increasing their volatility.

ZERO COUPON BONDS

         Zero coupon bonds do not provide for cash interest payments but instead are issued at a significant discount from face value. Each year, a holder of such bonds must accrue a portion of the discount as income. Because the fund is required to distribute substantially all of its income each year, including income accrued on zero coupon bonds, the fund may have to sell other holdings to raise cash necessary to make the distribution. Because issuers of zero coupon bonds do not make periodic interest payments, their prices can be very volatile when market interest rates change.

CLOSED-END AND PRIVATE INVESTMENT COMPANIES

         The fund may invest in the securities of closed-end investment companies. Such investments may involve the payment of substantial premiums above the net asset value of such issuers' portfolio securities, and the total return on such investments will be reduced by the operating expenses and fees of such investment companies, including advisory fees. The fund will invest in such companies when, in the adviser's judgment, the potential benefits of such investment justify the payment of any applicable premium, sales charge or the other fund's operating expenses.

         The fund may also invest in the securities of private investment companies, including companies known as "hedge funds." As with closed-end investment companies, private investment companies have their own operating expenses and fees, which reduce their performance. Because private investment companies are not registered with the SEC, there is less public information about their investments and performance and they are not subject to certain regulatory restrictions. In addition, as sales of shares of private investment companies are generally restricted to certain qualified purchasers, it could be difficult for the fund to sell its shares of a private investment company at an advantageous price and time. Finally, as shares of private investment companies are not publicly traded, a fair value for the fund's investment in these companies typically will have to be determined under policies approved by the Board of Directors. The fund will invest in such companies when, in the adviser's judgment, the potential benefits of such investment justify the risks of investing in private investment companies. If the fund invests in closed-end and private investment companies, the fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such companies, which are in addition to the fees and expenses to which the fund is also subject.

SHORT SALES

         The fund intends from time to time to sell securities short. A short sale is effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the fund does not own in the hope of purchasing the same security at a later date at a lower price. There can be no assurance that the fund will be able to close out a short position (i.e., purchase the same security) at any particular time or at an acceptable or advantageous price. To make delivery to the buyer, the fund must borrow the security from a broker-dealer through which the short sale is executed, and the broker-dealer delivers the security, on behalf of the fund, to the buyer. The broker-dealer is entitled to retain the proceeds from the short sale until the fund delivers to such broker-dealer the security sold short. In addition, the fund is required to pay to the broker-dealer the amount of any dividends or interest paid on shares sold short.

         To secure its obligation to deliver the security sold short to such broker-dealer, the fund must segregate an amount of cash or liquid securities with its custodian equal to the difference between the current market value of the securities sold short and any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of these requirements, the fund will not gain any leverage merely by selling short, except to the extent that it earns interest and other income or gains on the immobilized cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

         The fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the fund receives the proceeds of the sale. The fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.

         The fund will realize a gain if the price of a security declines between the date of the short sale and the date on which the fund purchases a security to replace the borrowed security. On the other hand, the fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the investment in the security.

         There is also a risk that a borrowed security will need to be returned to the broker-dealer on short notice. If the request for the return of a security occurs at a time when other short sellers of the security are receiving similar requests, a "short squeeze" can occur, meaning that the fund might be compelled, at the most disadvantageous time, to replace the borrowed security with a security purchased on the open market, possibly at prices significantly in excess of the proceeds received earlier.

         Rule 10a-1 under the Securities Exchange Act of 1934 provides that exchange-traded shares can be sold short only at a price that is higher than the last trade or the same as the last trade price if that price is higher than the price of the previous reported trade. The requirements of Rule 10a-1 can delay, or in some cases prevent, execution of short sales, resulting in opportunity costs and increased exposure to market action.

         The fund may also make short sales "against the box," meaning that at all times when a short position is open the fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of further consideration, for securities of the same issue as, and in an amount equal to, the securities sold short. Short sales "against the box" result in a "constructive sale" and require the fund to recognize any taxable gain unless an exception to the constructive sale rule applies.

         In addition to enabling the fund to hedge against market risk, short sales may afford the fund an opportunity to earn additional current income to the extent it is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the fund's short positions remain open. The fund believes that some broker-dealers may be willing to enter into such arrangements, but there is no assurance that it will be able to enter into such arrangements to the desired degree.

OPTIONS, FUTURES AND OTHER STRATEGIES

         GENERAL. The fund may invest in certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, "Financial Instruments") to attempt to enhance its income or yield or to attempt to hedge its investments. The strategies described below may be used in an attempt to manage the fund's foreign currency exposure (including exposure to the euro) as well as other risks of the fund's investments that can affect its net asset value. The fund's adviser may determine not to hedge particular risks, and the fund may be completely unhedged at any point in time.

         Generally, the fund may purchase and sell any type of Financial Instrument. However, as an operating policy, the fund will only purchase or sell a particular Financial Instrument if the fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since the fund is authorized to invest in foreign securities, it may purchase and sell foreign currency (including euro) derivatives.

         Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the fund's portfolio. Thus, in a short hedge the fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

         Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the fund does not own a corresponding security and, therefore, the transaction does not relate to a security the fund owns. Rather, it relates to a security that the fund intends to acquire. If the fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund's portfolio is the same as if the transaction were entered into for speculative purposes.

         Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

         The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, the fund's ability to use Financial Instruments may be limited by tax considerations. See "Additional Tax Information."

         In addition to the instruments, strategies and risks described below, the adviser expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The adviser may utilize these opportunities to the extent that they are consistent with the fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The fund's Prospectuses or this Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectuses.

         SPECIAL RISKS. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

         (1) Successful use of most Financial Instruments depends upon the adviser's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

         (2) There might be an imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

         Because there is a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the fund's current or anticipated investments exactly. The fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

         Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded or from imposition of daily price fluctuation limits or trading halts. The fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the fund entered into a short hedge because the adviser projected a decline in the price of a security in the fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not attempted to hedge at all.

         (4) As described below, the fund might be required to maintain segregated assets as "cover" or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or make such payments until the position expired or matured. These requirements might impair the fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

         (5) The fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the fund.

         COVER. Transactions using Financial Instruments, other than purchased options, expose the fund to an obligation to another party. The fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate cash or liquid assets in the prescribed amount as determined daily.

         Assets used as cover and segregated assets cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the fund's assets to cover could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

         OPTIONS. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

         The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the fund would expect to suffer a loss.

         Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid and Restricted Investments."

         Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid and Restricted Investments."

         The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

         The fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the fund to realize profits or limit losses on an option position prior to its exercise or expiration.

         A type of put that the fund may purchase is an "optional delivery standby commitment," which is entered into by parties selling debt securities to the fund. An optional delivery standby commitment gives the fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

         RISKS OF OPTIONS ON SECURITIES. Options offer large amounts of leverage, which will result in the fund's net asset value being more sensitive to changes in the value of the related instrument. The fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

         The fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the fund might be unable to close out an OTC option position at any time prior to its expiration.

         If the fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

         OPTIONS ON INDICES. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When the fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund's exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

         RISKS OF OPTIONS ON INDICES. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

         Even if the fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the fund as the call writer will not learn that the fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

         If the fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

         OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

         Generally, OTC foreign currency options used by the fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

         In addition, futures strategies can be used to manage the average duration of the fund's fixed-income portfolio. If the adviser wishes to shorten the average duration of the fund's fixed-income portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the adviser wishes to lengthen the average duration of the fund's fixed-income portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

         No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the fund's obligations to or from a futures broker. When the fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

         Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If the fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         RISKS OF FUTURES CONTRACTS AND OPTIONS THEREON. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by the adviser may still not result in a successful transaction. The adviser may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

         INDEX FUTURES. The risk of imperfect correlation between movements in the price of an index future and movements in the price of the securities that are the subject of the hedge increases as the composition of the fund's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

         Where index futures are purchased to hedge against a possible increase in the price of securities before the fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

                                      * * *

         To the extent that the fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

         FOREIGN CURRENCY HEDGING STRATEGIES -- SPECIAL CONSIDERATIONS. The fund may use options and futures contracts on foreign currencies (including the euro), as described above, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the fund's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that the fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

         The fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

         The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

         Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

         FORWARD CURRENCY CONTRACTS. The fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

         Such transactions may serve as long hedges; for example, the fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, the fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency.

         The fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         The fund also may use forward currency contracts to attempt to enhance income or yield. The fund could use forward currency contracts to increase its exposure to foreign currencies that the adviser believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the fund owned securities denominated in a foreign currency and the adviser believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

         The cost to the fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

         As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the fund might need to purchase or sell foreign currencies in the spot (i.e., cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         Successful use of forward currency contracts depends on the adviser's skill in analyzing and predicting currency values. Forward currency contracts may substantially change the fund's exposure to changes in currency exchange rates and could result in losses to the fund if currencies do not perform as the adviser anticipates. There is no assurance that the adviser's use of forward currency contracts will be advantageous to the fund or that the adviser will hedge at an appropriate time.

         COMBINED POSITIONS. The fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         TURNOVER. The fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

         SWAPS, CAPS, FLOORS and COLLARS. The fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date or to attempt to enhance yield. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and a floor.

         Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of the fund's investments and its share price and yield because, and to the extent, these agreements affect the fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

         Swap agreements will tend to shift the fund's investment exposure from one type of investment to another. For example, if the fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.

         The creditworthiness of firms with which the fund enters into swaps, caps, floors, or collars will be monitored by the adviser. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

         The net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the fund's custodian that satisfies the requirements of the 1940 Act. The fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the fund. The adviser and the fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the fund's borrowing restrictions or the restrictions on senior securities. The fund understands that the position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid investments. See "Illiquid and Restricted Investments."

INDEXED SECURITIES

         Indexed securities are securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities or other financial indicators, subject to the fund's operating policy regarding derivative instruments. Indexed securities typically are debt securities or deposits whose value at maturity and/or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities fluctuates (either directly or inversely, depending upon the instrument) with the performance of the index, security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their value may substantially decline if the issuer's creditworthiness deteriorates. The value of some indexed securities varies according to a multiple of the underlying securities, and so will be more volatile than the underlying investments and may have a leverage-like effect on the fund. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. The U.S. Treasury issues securities whose principal value is indexed to the Consumer Price Index (known as "Treasury Inflation-Indexed Securities").

         The fund will purchase indexed securities only of issuers that its adviser determines present minimal credit risks and will monitor the issuer's creditworthiness during the time the indexed security is held. The adviser will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stock or as a separate asset class for purposes of the fund's investment allocations, depending on the individual characteristics of the securities. The fund currently does not intend to invest more than 5% of its net assets in indexed securities.

SECURITIES LENDING

         The fund may lend portfolio securities to brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with the fund. During the time portfolio securities are on loan, the borrower will pay the fund an amount equivalent to any dividends or interest paid on such securities, and the fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the fund or the borrower. The fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The risks of securities lending are similar to those of repurchase agreements. The fund presently does not intend to lend more than 5% of its portfolio securities at any given time.

REPURCHASE AGREEMENTS

         When cash is temporarily available, or for temporary defensive purposes, the fund may invest without limit in repurchase agreements and money market instruments, including high-quality short-term debt securities. A repurchase agreement is an agreement under which either U.S. Government obligations or other high-quality liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for the fund by a custodian bank as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. The fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim. The fund will enter into repurchase agreements only with financial institutions determined by the fund's adviser to present minimal risk of default during the term of the agreement.

         Repurchase agreements are usually for periods of one week or less, but may be for longer periods. Repurchase agreements maturing in more than seven days may be considered illiquid. The fund will not enter into repurchase agreements of more than seven days' duration if more than 15% of its net assets would be invested in such agreements and other illiquid investments. To the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the fund might suffer a loss. If bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the fund could be delayed or limited. However, the fund's adviser monitors the creditworthiness of parties with which the fund may enter into repurchase agreements to minimize the prospect of such parties becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement.

         When the fund enters into a repurchase agreement, it will obtain as collateral from the other party securities equal in value to at least the repurchase amount including the interest factor. Such securities will be held by a custodian bank or an approved securities depository or book-entry system.

LEVERAGE

         The fund may employ "leverage" by borrowing money and using it to purchase additional securities. Leverage increases both investment opportunity and investment risk. If the investment gains on the securities purchased with borrowed money exceed the interest and other costs of borrowing, the net asset value of the fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost on borrowings, or if there are losses, the net asset value of the fund's shares will decrease faster than would otherwise be the case. The fund will not borrow an amount equaling more than 10% of its net assets for investment purposes. To reduce its borrowing, the fund might be required to sell securities at a disadvantageous time. The fund will incur interest expense on any money borrowed, and the fund may therefore have little or no investment income during periods of substantial borrowings.

                           ADDITIONAL TAX INFORMATION

         The following is a general summary of certain federal tax considerations affecting the fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information regarding any federal, state, local or foreign taxes that might apply to them.

GENERAL

         To continue to qualify for treatment as a RIC under the Code, the fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income, the excess of net short-term capital gain over net long-term capital loss, and any net gains from certain foreign currency transactions, determined without regard to any deduction for dividends paid) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or foreign currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

         By qualifying for treatment as a RIC, the fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If the fund failed to qualify for that treatment for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

         The fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

DIVIDENDS AND OTHER DISTRIBUTIONS

         Dividends and other distributions the fund declares in December of any year that are payable to its shareholders of record on a date in that month will be deemed to have been paid by the fund and received by the shareholders on December 31 if the distributions are paid by the fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

         A portion of the dividends from the fund's investment company taxable income (whether paid in cash or reinvested in fund shares) may be eligible for
(1) the 15% maximum rate of federal income tax applicable to dividends that individual taxpayers receive through 2008 and (2) the dividends-received deduction allowed to corporations. The eligible portion for purposes of the 15% rate may not exceed the aggregate dividends it receives from domestic corporations and certain foreign corporations, whereas only dividends the fund receives from domestic corporations are eligible for purposes of the dividends-received deduction. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Distributions of net capital gain made by the fund do not qualify for the dividends-received deduction.

         If fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

         Distributions the fund makes of net capital gain it recognizes on sales and exchanges of capital assets on or after May 6, 2003 will be subject to federal income tax at a maximum rate of 15% for individual shareholders. In addition, any capital gain an individual shareholder realizes on a redemption during that period of his or her fund shares held for more than one year will qualify for that maximum rate.

FOREIGN TAXES

         Interest and dividends a fund receives and gains it realizes from foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

PASSIVE FOREIGN INVESTMENT COMPANIES

         The fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

         If the fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then, in lieu of the foregoing tax and interest obligation, the fund would be required to include in income each taxable year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the QEF did not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         The fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market" in this context means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the fund's adjusted basis therein as of the end of that year. Pursuant to the election, the fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the fund for prior taxable years under the election. The fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

OPTIONS, FUTURES, FORWARD CURRENCY CONTRACTS AND FOREIGN CURRENCIES

         The use of Financial Instruments, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and forward currency contracts a fund derives with respect to its business of investing in securities or foreign currencies will be treated as qualifying income under the Income Requirement.

         Some futures, foreign currency contracts and "non-equity" options (i.e., certain listed options, such as those on a "broad-based" securities index) in which the fund may invest will be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts the fund holds at the end of its taxable year, other than contracts with respect to which the fund has made a "mixed straddle election," must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on such deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount the fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the fund recognizes, without in either case increasing the cash available it. The fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income), and thus increasing the amount of dividends it distributes. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

         When a covered call option written (sold) by the fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when the option was written. When a covered call option written by the fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when the option was written exceeds or is less than the basis of the underlying security.

         Code section 1092 (dealing with straddles) also may affect the taxation of Financial Instruments in which the fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward currency contracts are positions in personal property. Under section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to a transaction where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and certain "short sale" rules applicable to straddles. If the fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the fund of straddle transactions are not entirely clear.

OTHER

         If the fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of an offsetting notional principal contract or futures or forward currency contract the fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         The fund offers three classes of shares -- Primary Class shares, Institutional Class shares and Financial Intermediary Class shares. Other classes of shares may be offered in the future. Primary Class shares are available from Legg Mason, certain of its affiliates and unaffiliated entities having an agreement with Legg Mason. Institutional Class shares are available only to institutional investors who have at least $100 million in investable assets and who invest at least $1 million in the fund. Institutional Class shares are also offered to the Legg Mason Core4College 529 Plan, a college savings vehicle. Institutional Class shares are also offered to institutional clients of Legg Mason Trust, fsb for which it exercises discretionary investment or management responsibility and accounts of the customers with such institutional clients ("Customers"). Institutional Class shares are also offered for sale to employees of Legg Mason Funds Management, Inc. ("LMFM") and spouses and children of such persons. Financial Intermediary Class shares are available only to institutional investors who have at least $50 million in investable assets and who invest at least $1 million in a fund. Many of the parameters governing Customers' investments will be established by their institutions. Institutional clients may purchase shares for Customer accounts maintained for individuals. Primary Class shares are available to all other investors.

         If your check is not honored by the institution on which it is drawn, you may be subject to extra charges in order to cover collection costs. These charges may be deducted from your shareholder account.

FUTURE FIRST(R) SYSTEMATIC INVESTMENT PLAN AND TRANSFER OF FUNDS FROM FINANCIAL INSTITUTIONS

         If you invest in Primary Class shares, the Prospectus for those shares explains that you may buy additional shares through the Future First(R) Systematic Investment Plan. Under this plan you may arrange for automatic monthly investments in Primary Class shares of $50 or more by authorizing Boston Financial Data Services ("BFDS"), the fund's transfer agent, to transfer funds each month from your Legg Mason brokerage account ("Brokerage Account") or from your checking/savings account to be used to buy additional shares. Legg Mason will send an account statement quarterly. The transfer also will be reflected on your Legg Mason account statement or your regular checking account statement. You may terminate the Future First(R) Systematic Investment Plan at any time without charge or penalty.

         You may also buy additional Primary Class shares through a plan permitting transfers of funds from a financial institution. Certain financial institutions may allow you, on a pre-authorized basis, to have $50 or more automatically transferred monthly from your checking/savings account for investment in Primary Class shares of the fund.

SYSTEMATIC WITHDRAWAL PLAN

         All Legg Mason funds in any Legg Mason account are eligible for the Systematic Withdrawal Plan. Any account with a net asset value of $5,000 or more may elect to make withdrawals of a minimum of $50 on a monthly basis, except for individual retirement accounts ("IRAs") and Coverdell Education Savings Accounts ("Coverdell ESAs"), which are not subject to that minimum balance requirement. The amounts paid to you each month are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified. Except for IRAs and Coverdell ESAs, there are three ways to receive payment of proceeds of redemptions made through the Plan: (1) Credit to brokerage account - fund shares will be redeemed on the first business day of each month and the proceeds will be credited to the brokerage account on the third business day;
(2) Check mailed by the fund's transfer agent - fund shares will be redeemed on the 25th of each month or the next business day and a check for the proceeds will be mailed within three business days; or (3) ACH to checking or savings account - redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Credit to a brokerage account is the only option available to IRAs and Coverdell ESAs. Redemptions will be made at the net asset value per share determined as of the close of regular trading on the New York Stock Exchange ("Exchange") (normally 4:00 p.m., Eastern time) on the day corresponding to the redemption option designated by the investor. If the Exchange is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the close of regular trading on the Exchange on the next day the Exchange is open. You may change the monthly amount to be paid to you without charge by notifying Legg Mason or the affiliate with which you have an account. You may terminate the Systematic Withdrawal Plan at any time without charge or penalty. The fund, its transfer agent and Legg Mason also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

         Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.

         Ordinarily, you should not purchase additional shares of the fund in which you have an account if you maintain a Systematic Withdrawal Plan, because you may incur tax liabilities in connection with such purchases and withdrawals. The fund will not knowingly accept purchase orders from you for additional shares if you maintain a Systematic Withdrawal Plan unless your purchase is equal to at least one year's scheduled withdrawals. In addition, if you maintain a Systematic Withdrawal Plan you may not make periodic investments under the Future First(R) Systematic Investment Plan.

OTHER INFORMATION REGARDING REDEMPTIONS

         The fund reserves the right to modify or terminate the wire, telephone or Internet redemption services described in the Prospectuses and this SAI at any time.

         The date of payment for redemption may not be postponed for more than seven days, and the right of redemption may not be suspended by the fund or its distributor except (i) for any periods during which the Exchange is closed (other than for customary weekend and holiday closings), (ii) when trading in markets the fund normally utilizes is restricted, or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of the fund's investments or determination of its net asset value not reasonably practicable, or (iii) for such other periods as the SEC by regulation or order may permit for protection of the fund's shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

REDEMPTION IN-KIND

         The fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing the fund's net asset value per share. If payment is made in securities, a shareholder should expect to incur brokerage expenses in converting those securities into cash and the market price of those securities will be subject to fluctuation until they are sold. The fund does not redeem "in-kind" under normal circumstances, but would do so where the adviser determines that it would be in the best interests of the fund's shareholders as a whole.

                            VALUATION OF FUND SHARES

         Net asset value of the fund's shares is determined daily for each class as of the close of regular trading on the Exchange on every day the Exchange is open, by dividing the value of the total assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. Pricing will not be done on days when the Exchange is closed. The Exchange currently observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. As described in the Prospectuses, securities for which market quotations are readily available are valued at current market value. Securities traded on an exchange are normally valued at last sale prices. Securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing price, which may not be the last sale price. Other OTC securities, and securities traded on exchanges for which there is no sale on a particular day (including debt securities), are valued at the mean of latest closing bid and asked prices. Securities with remaining maturities of 60 days or less are valued at current market value, or if a current market value is not readily available, are fair valued at amortized cost under procedures approved by the Corporation's Board of Directors. Securities and other assets quoted in foreign currencies will be valued in U.S. dollars based on the currency exchange rates prevailing at the time of the valuation. All other securities are valued at fair value as determined under procedures approved by the Corporation's Board of Directors. The fund may also use fair value pricing instead of market quotations to value securities if, because of special circumstances, the fund believes fair value pricing would more accurately reflect the price it expects to realize on a current sale of the securities. Premiums received on the sale of put or call options are included in the net asset value of each class, and the current market value of options sold by the fund will be subtracted from net assets of each class.

                             PERFORMANCE INFORMATION

         The following tables show the value, as of the end of each fiscal year, of a hypothetical investment of $10,000 made in the fund at commencement of operations of each class of shares. The tables assume that all dividends and other distributions are reinvested in the fund. They include the effect of all charges and fees applicable to the respective class of shares the fund has paid. (The fund does not impose any fees for investing or reinvesting in the fund, and there are no redemption fees.) They do not include the effect of any income tax that an investor would have to pay on distributions. Performance data is only historical, and is not intended to indicate the fund's future performance. As of the date of this SAI, Financial Intermediary Class has no performance history of its own.

PRIMARY CLASS SHARES

----------------------------------------------------------------------------------------
                 VALUE OF ORIGINAL SHARES PLUS
                   SHARES OBTAINED THROUGH          VALUE OF SHARES ACQUIRED
                 REINVESTMENT OF CAPITAL GAIN       THROUGH REINVESTMENT OF       TOTAL
FISCAL YEAR              DISTRIBUTIONS                  INCOME DIVIDENDS          VALUE
----------------------------------------------------------------------------------------
   1999 *                   $10,000                           $  0               $10,000
----------------------------------------------------------------------------------------
   2000                     $ 9,791                           $ 41               $ 9,832
----------------------------------------------------------------------------------------
   2001                     $ 9,944                           $ 78               $10,022
----------------------------------------------------------------------------------------
   2002                     $ 8,350                           $117               $ 8,467
----------------------------------------------------------------------------------------

* December 30, 1999 (commencement of operations) to December 31, 1999.

INSTITUTIONAL CLASS SHARES

----------------------------------------------------------------------------------------
                 VALUE OF ORIGINAL SHARES PLUS
                   SHARES OBTAINED THROUGH          VALUE OF SHARES ACQUIRED
                 REINVESTMENT OF CAPITAL GAIN       THROUGH REINVESTMENT OF       TOTAL
FISCAL YEAR              DISTRIBUTIONS                  INCOME DIVIDENDS          VALUE
----------------------------------------------------------------------------------------
   2000*                    $9,351                            $111               $9,462
---------------------------------------------------------------------------------------
   2001                     $9,496                            $238               $9,734
---------------------------------------------------------------------------------------
   2002                     $7,972                            $343               $8,315
---------------------------------------------------------------------------------------

* June 26, 2000 (commencement of operations) to December 31, 2000.

         With respect to Primary Class shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of December 31, 2002 would have been $8,230 and the investor would have received a total of $266 in distributions. With respect to Institutional Class shares, if the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of December 31, 2002 would have been $7,856 and the investor would have received a total of $501 in distributions. Returns would have been lower if the adviser had not waived certain fees during certain of the periods reported above.

TOTAL RETURN CALCULATIONS

         Average annual total return quotes used in the fund's advertising and other promotional materials ("Performance Advertisements") are calculated separately for each class according to the following formulas:

BEFORE-TAX

                  P(1+T)(n) = ERV

where:            P         =  a hypothetical initial payment of $1,000
                  T         =  average annual total return
                  n         =  number of years
                  ERV       =  ending redeemable value of a
                               hypothetical $1,000 payment
                               made at the beginning of
                               the 1-, 5-, or 10-year
                               periods at the end of the
                               1-, 5-, or 10-year periods
                               (or fractional portion
                               thereof).

AFTER-TAX

PRE-LIQUIDATION RETURN (average annual total return after taxes on distributions):

                  P(1+T)(n) =  ATV(D)

where:            P         =  a hypothetical initial payment of $1,000
                  T         =  average annual total return (after taxes on
                               distributions)
                  n         =  number of years
                  ATV(D)    =  ending value of hypothetical $1,000 payment made
                               at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) after taxes on fund distributions but not after taxes on redemption.

POST-LIQUIDATION RETURN (average annual total return after taxes on distributions and on redemption)

                  P(1+T)(n) =  ATV(DR)

(Assumptions are the same, except that "DR" calculates the ending value after taxes on distributions and on redemption.)

         Under the foregoing formulas, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated at least to the last business day of the most recent available quarter prior to submission of the Performance Advertisements for publication. During times of market volatility, performance may vary greatly from the reported quarter-end average annualized returns; please contact your Legg Mason Financial Advisor, Legg Mason Funds Investor Services, www.leggmasonfunds.com (Primary Class shares) or www.lminstitutionalfunds.com (Institutional and Financial Intermediary Class shares) for more current performance information. Total return, or "T" in the formulas above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, all dividends and other distributions by the fund are assumed to have been reinvested at net asset value on the reinvestment dates during the period.

OTHER INFORMATION

         From time to time the fund may compare the performance of a class of shares to the performance of individual stocks, other investment companies, groups of investment companies, various market indices, composites of market indices or the features or performance of alternative investments, in advertisements, sales literature, and reports to shareholders. One such market index is the Standard & Poor's 500 Index ("S&P 500"), a widely recognized, unmanaged index composed of the capitalization-weighted average of the prices of 500 of the largest publicly traded stocks in the United States. The S&P 500 includes reinvestment of all dividends. It takes no account of the costs of investing or the tax consequences of distributions. The fund invests in many securities that are not included in the S&P 500. The fund may also include calculations, such as hypothetical compounding examples or tax-free compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions that are not indicative of the performance of the fund.

         From time to time, the total return of the fund may be quoted in advertisements, shareholder reports or other communications to shareholders.

         The fund may also cite rankings and ratings, and compare the return of a class with data published by Lipper Analytical Services, Inc. ("Lipper"), Wiesenberger Investment Company Services ("Wiesenberger"), Value Line, Morningstar and other services or publications that monitor, compare and/or rank the performance of investment companies. The fund may also refer in such materials to mutual fund performance rankings, ratings, comparisons with funds having similar investment objectives, and other mutual funds reported in independent periodicals, including, but not limited to, FINANCIAL WORLD, MONEY Magazine, FORBES, BUSINESS WEEK, BARRON'S, FORTUNE, THE KIPLINGER LETTERS, THE WALL STREET JOURNAL and THE NEW YORK TIMES.

         The fund may compare the investment return of a class of shares to the return on certificates of deposit and other forms of bank deposits, and may quote from organizations that track the rates offered on such deposits. Bank deposits are insured by an agency of the federal government up to specified limits. In contrast, fund shares are not insured, the value of fund shares may fluctuate and an investor's shares, when redeemed, may be worth more or less than the investor originally paid for them. Unlike the interest paid on many certificates of deposit, which remains at a specified rate for a specified period of time, the return of each class of shares will vary.

         Fund advertisements may reference the history of the distributor and its affiliates, the education, experience, investment philosophy and strategy of the portfolio manager and the fact that the portfolio manager engages in certain approaches to investing.

         In advertising, the fund may illustrate hypothetical investment plans designed to help investors meet long-term financial goals, such as saving for a child's college education or for retirement. Sources such as the Internal Revenue Service, the Social Security Administration, the Consumer Price Index and Wiesenberger may supply data concerning interest rates, college tuitions, the rate of inflation, Social Security benefits, mortality statistics and other relevant information. The fund may use other recognized sources as they become available.

         The fund may use data prepared by independent third parties such as Ibbotson Associates and Frontier Analytics, Inc. to compare the returns of various capital markets and to show the value of a hypothetical investment in a capital market. Typically, different indices are used to calculate the performance of common stocks, corporate and government bonds and Treasury bills.

         The fund may illustrate and compare the historical volatility of different portfolio compositions where the performance of stocks is represented by the performance of an appropriate market index, such as the S&P 500 and the performance of bonds is represented by a nationally recognized bond index, such as the Lehman Brothers Long-Term Government Bond Index.

         The fund may also include in advertising biographical information on key investment and managerial personnel.

         The fund may advertise examples of the potential benefits of periodic investment plans, such as dollar cost averaging, a long-term investment technique designed to lower average cost per share. Under such a plan, an investor invests in a mutual fund at regular intervals a fixed dollar amount, thereby purchasing more shares when prices are low and fewer shares when prices are high. Although such a plan does not guarantee profit or guard against loss in declining markets, the average cost per share could be lower than if a fixed number of shares were purchased at the same intervals. Investors should consider their ability to purchase shares through periods of low price levels.

         The fund may discuss Legg Mason's tradition of service. Since 1899, Legg Mason and its affiliated companies have helped investors meet their specific investment goals and have provided a full spectrum of financial services. Legg Mason affiliates serve as investment advisers for private accounts and mutual funds with assets of approximately $184 billion as of December 31, 2002.

         In advertising, the fund may discuss the advantages of saving through tax-deferred retirement plans or accounts, including the advantages and disadvantages of "rolling over" a distribution from a retirement plan into an IRA, factors to consider in determining whether you qualify for such a rollover and the other options available. These discussions may include graphs or other illustrations that compare the growth of a hypothetical tax-deferred investment to the after-tax growth of a taxable investment.

               TAX-DEFERRED QUALIFIED PLANS - PRIMARY CLASS SHARES

         Investors may invest in Primary Class shares of the fund through IRAs, simplified employee pension plans ("SEPs"), savings incentive match plans for employees ("SIMPLES"), other qualified retirement plans and Coverdell ESAs (collectively, "qualified plans"). In general, income earned through the investment of assets of qualified plans is not taxed to their beneficiaries until the income is distributed to them (or, in the case of Roth IRAs and Coverdell ESAs, not at all if certain conditions are satisfied). Investors who are considering establishing a qualified plan should consult their attorneys or other tax advisers with respect to individual tax questions. Please consult your Legg Mason Financial Advisor or other entity offering the fund's shares for further information with respect to these plans.

INDIVIDUAL RETIREMENT ACCOUNT - IRA

         TRADITIONAL IRA. Certain Primary Class shareholders who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Your IRA contributions can be tax-deductible if neither you nor your spouse is an active participant in a qualified employer or government retirement plan. If you or your spouse is an active participant in such a plan, your IRA contribution may be deductible, in whole or in part, depending on the amount of your and your spouse's combined adjusted gross income. In addition, all earnings grow tax-deferred until withdrawn, at which point distributions are taxed as ordinary income to you, usually after age 59 1/2, when you may be in a lower tax bracket. Withdrawals made before age 59 1/2 are generally subject to a 10% penalty.

         ROTH IRA. Unlike a traditional IRA, a Roth IRA is only available to individuals who meet certain "modified adjusted gross income" (MAGI) limitations. Under certain circumstances, a traditional IRA may be rolled over or converted to a Roth IRA; these rollover amounts and conversions are, however, subject to federal income tax.

         Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years (or in the case of earnings attributable to rollover contributions from or conversions of a traditional IRA, the rollover or conversion occurred more than five years before the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).

SIMPLIFIED EMPLOYEE PENSION PLAN - SEP

         Legg Mason makes available to corporate and other employers a SEP for investment in Primary Class shares of the fund.

SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES - SIMPLE

         An employer with no more than 100 employees that does not maintain another qualified retirement plan may establish a SIMPLE, either as separate IRAs or as part of a Code section 401(k) plan. A SIMPLE, which is not subject to the complicated nondiscrimination rules that generally apply to other qualified retirement plans, allows certain employees to make elective contributions of up to certain amounts each year and requires the employer to make matching contributions of up to 3% of each such employee's salary or a 2% non-elective contribution.

COVERDELL EDUCATION SAVINGS ACCOUNT - COVERDELL ESA

         Although not technically for retirement savings, a Coverdell ESA provides a vehicle for saving for a child's education. A Coverdell ESA may be established for the benefit of any minor, and any person whose MAGI does not exceed certain levels may contribute to a Coverdell ESA. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified education expenses of the beneficiary (or a qualified family member).

         For further information regarding any of the above accounts, including MAGI limitations, contact your financial adviser or Legg Mason Funds Investor Services at 1-800-822-5544.

WITHHOLDING

         Withholding at the rate of 20% is required for federal income tax purposes on certain distributions (excluding, for example, certain periodic payments) from qualified retirement plans (except IRAs and SEPs), unless the recipient transfers the distribution directly to an "eligible retirement plan" (including IRAs and other qualified retirement plans) that accepts those distributions. Other distributions generally are subject to regular wage withholding or to withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply. Investors should consult their plan administrator or tax advisor for further information.

                             MANAGEMENT OF THE FUND

         Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad supervision over its affairs. The Corporation's officers manage the day-to-day operations of the Corporation under the general direction of the Corporation's Board of Directors.

         The standing committees of the Board of Directors include an Audit Committee, a Nominating Committee and an Independent Directors Committee. All directors who are not interested persons of the Corporation, as defined in the 1940 Act, are members of all three committees.

         The Audit Committee meets at least twice a year, to meet with the Corporation's independent accountants and officers to review accounting principles used by the Corporation, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. The Nominating Committee meets as necessary to review and nominate candidates for positions as directors, to fill vacancies on the Board of Directors, and to evaluate the performance of directors. The Nominating

Committee will accept recommendations for nominations from any source it deems appropriate. During the last fiscal year, the Audit Committee met twice and the Nominating Committee met four times. The Independent Directors Committee, which was established in February 2003, considers matters related to fund operations and oversees issues related to the independent directors. The selection and nomination of candidates for independent director is committed to the discretion of the independent directors.

         The table below provides information about each of the Corporation's directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, 23rd Floor, Baltimore, Maryland 21202, Attn: Fund Secretary.

------------------------------------------------------------------------------------------------------------------------------------
                                            TERM OF
                                            OFFICE
                                             AND         NUMBER OF
                         POSITION(s)      LENGTH OF       FUNDS IN
                          HELD WITH          TIME           FUND             OTHER
                             THE            SERVED        COMPLEX         DIRECTORSHIPS          PRINCIPAL OCCUPATION(s)
      NAME AND AGE       CORPORATION         (1)          OVERSEEN            HELD             DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:
------------------------------------------------------------------------------------------------------------------------------------
Gilmore, Richard G.      Director         Since 1999   Director/        None                Retired. Trustee of Pacor Settlement
Age 75                                                 Trustee of                           Trust, Inc. since 1990. Formerly:
                                                       all Legg                             Director of CSS Industries, Inc.
                                                       Mason funds                          (diversified holding company that
                                                       consisting of                        makes seasonal decorative products);
                                                       23 portfolios.                       Senior Vice President, Chief Financial
                                                                                            Officer and Director of PECO Energy
                                                                                            Co., Inc. (now Exelon Corporation).
------------------------------------------------------------------------------------------------------------------------------------
Lehman, Arnold L.        Director         Since 1999   Director/        None                Director of The Brooklyn Museum of Art
Age 58                                                 Trustee of                           since 1997. Formerly: Director of The
                                                       all Legg                             Baltimore Museum of Art (1979-1997).
                                                       Mason funds
                                                       consisting of
                                                       23 portfolios.
------------------------------------------------------------------------------------------------------------------------------------
Masters, Robin J.W.      Director         Since 2002   Director/        None                Retired. Director of The Family
Age 47                                                 Trustee of                           Learning Centre (non-profit) since
                                                       all Legg                             1996; Director of Bermuda SMARTRISK
                                                       Mason funds                          (non-profit) since 2001. Formerly:
                                                       consisting of                        Chief Investment Officer of ACE
                                                       23 portfolios.                       Limited (insurance).
------------------------------------------------------------------------------------------------------------------------------------
McGovern, Jill E.        Director         Since 1999   Director/        None                Chief Executive Officer of The Marrow
Age 58                                                 Trustee of                           Foundation since 1993. Formerly:
                                                       all Legg                             Executive Director of the Baltimore
                                                       Mason funds                          International Festival (1991 - 1993);
                                                       consisting of                        Senior Assistant to the President of
                                                       23 portfolios.                       The Johns Hopkins University
                                                                                            (1986-1990).
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                            TERM OF
                                            OFFICE
                                              AND         NUMBER OF
                         POSITION(s)      LENGTH OF      FUNDS IN
                          HELD WITH          TIME           FUND             OTHER
                             THE            SERVED        COMPLEX         DIRECTORSHIPS          PRINCIPAL OCCUPATION(s)
      NAME AND AGE       CORPORATION         (1)          OVERSEEN            HELD             DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Mehlman, Arthur S.       Director         Since 2002   Director/        None                Retired. Director of Maryland
Age 61                                                 Trustee of                           Business Roundtable for Education
                                                       all Legg                             (non-profit); Director of University
                                                       Mason funds                          of Maryland Foundation (non-profit);
                                                       consisting of                        Director of University of Maryland
                                                       23 portfolios.                       College Park Foundation (non-profit)
                                                                                            since 1998. Formerly: Partner, KPMG
                                                                                             LLP (international accounting firm).
------------------------------------------------------------------------------------------------------------------------------------
O'Brien, G. Peter        Director         Since 1999   Director/        Director of the     Trustee of Colgate University and
Age 57                                                 Trustee of       Royce Family of     President of Hill House, Inc.
                                                       all Legg         Funds consisting    (residential home care). Formerly:
                                                       Mason funds      of 17               Managing Director, Equity Capital
                                                       consisting of    portfolios;         Markets Group of Merrill Lynch & Co.
                                                       23 portfolios.   Director of         (1971-1999).
                                                                        Renaissance
                                                                        Capital
                                                                        Greenwich Funds.
------------------------------------------------------------------------------------------------------------------------------------
Rowan, S. Ford           Director         Since 2002   Director/        None                Consultant, Rowan & Blewitt Inc.
Age 59                                                 Trustee of                           (management consulting); Adjunct
                                                       all Legg                             Professor, George Washington
                                                       Mason funds                          University since 2000; Director of
                                                       consisting of                        Santa Fe Institute (scientific
                                                       23 portfolios.                       research institute) since 1999 and
                                                                                            Annapolis Center for Science-Based
                                                                                            Public Policy since 1995.
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS:
------------------------------------------------------------------------------------------------------------------------------------
Curley Jr., John F.      Chairman and     Since 1999   Chairman and     None                Director and/or officer of various
Age 63                   Director                      Director/                            Legg Mason affiliates. Formerly:
                                                       Trustee of                           Vice-Chairman and Director of Legg
                                                       all Legg                             Mason, Inc. and Legg Mason Wood
                                                       Mason funds                          Walker, Incorporated; Director of Legg
                                                       consisting of                        Mason Fund Adviser, Inc. and Western
                                                       23 portfolios.                       Asset Management Company (each a
                                                                                            registered investment adviser).
------------------------------------------------------------------------------------------------------------------------------------
Fetting, Mark R.         President and    President    Director/        Director of the     Executive Vice President of Legg
Age 48                   Director         since 1999   Trustee of       Royce Family of     Mason, Inc., director and/or officer
                                          and          all Legg         Funds consisting    of various other Legg Mason affiliates
                                          Director     Mason funds      of 17 portfolios.   since 2000. Formerly: Division
                                          since 2001   consisting of                        President and Senior Officer of
                                                       23 portfolios.                       Prudential Financial
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                            TERM OF
                                            OFFICE
                                             AND         NUMBER OF
                         POSITION(s)      LENGTH OF       FUNDS IN
                          HELD WITH          TIME           FUND             OTHER
                             THE            SERVED        COMPLEX         DIRECTORSHIPS          PRINCIPAL OCCUPATION(s)
      NAME AND AGE       CORPORATION         (1)          OVERSEEN            HELD             DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Group, Inc. and related companies,
                                                                                            including fund boards and consulting
                                                                                            services to subsidiary companies from
                                                                                            1991 to 2000; Partner, Greenwich
                                                                                            Associates; Vice President, T. Rowe
                                                                                            Price Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Murphy, Jennifer W.      Director         Since 1999   Director of      None                Chief Operations Officer of LMM LLC
Age 38                                                 one Legg                             since 1999; Senior Vice President,
                                                       Mason fund                           COO, CFO and  Director of
                                                       consisting of                        Legg Mason Funds Management, Inc. since
                                                       one portfolio.                       1998. Formerly: Director of Special
                                                                                            Projects, Legg Mason, Inc. 1995 - 1998.
------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
Duffy, Marc R.           Vice President   Since 2000   Vice             None                Vice President and Secretary of Legg
Age 45                   and Secretary                 President and                        Mason Fund Adviser, Inc. since 2000;
                                                       Secretary of                         Associate General Counsel of Legg
                                                       all Legg                             Mason Wood Walker, Incorporated since
                                                       Mason funds                          1999. Formerly: Senior Associate,
                                                       consisting of                        Kirkpatrick & Lockhart LLP (1996
                                                       23 portfolios.                       -1999); Senior Counsel, Securities and
                                                                                            Exchange Commission, Division of
                                                                                            Investment Management (1989 -1995).
------------------------------------------------------------------------------------------------------------------------------------
Karpinski, Marie K.      Vice President   Since 1999   Vice             None                Vice President and Treasurer of Legg
Age 54                   and Treasurer                 President and                        Mason Fund Adviser, Inc. and Western
                                                       Treasurer of                         Asset Funds, Inc. Treasurer of Pacific
                                                       all Legg                             American Income Shares, Inc. and
                                                       Mason funds                          Western Asset Premier Bond Fund.
                                                       consisting of
                                                       23 portfolios.
------------------------------------------------------------------------------------------------------------------------------------

(1) Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Corporation serve a term of indefinite length until their resignation, retirement or removal and stand for re-election by shareholders only as and when required by the 1940 Act.

         Mr. Curley, Ms. Murphy and Mr. Fetting are considered to be interested persons of the Corporation, as defined in the 1940 Act, on the basis of their employment with the fund's investment adviser or its affiliated entities (including the fund's principal underwriter) and Legg Mason, Inc., the parent holding company of those entities.

         The following table shows each director's ownership of shares of the fund and of all the Legg Mason Funds served by the director as of December 31, 2002:

-----------------------------------------------------------------------------------
                                                             AGGREGATE DOLLAR RANGE
                              DOLLAR RANGE OF EQUITY           OF SHARES IN THE
                                  SECURITIES IN                LEGG MASON FUNDS
   NAME OF DIRECTOR        LEGG MASON OPPORTUNITY TRUST        OWNED BY DIRECTOR
-----------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:
-----------------------------------------------------------------------------------
Gilmore, Richard G.             $10,001 - $ 50,000                 Over $100,000
-----------------------------------------------------------------------------------
Lehman, Arnold L.                    Over $100,000                 Over $100,000
-----------------------------------------------------------------------------------
Masters, Robin J.W.                           None                          None
-----------------------------------------------------------------------------------
McGovern, Jill E.                             None                 Over $100,000
-----------------------------------------------------------------------------------
Mehlman, Arthur S.                            None            $50,001 - $100,000
-----------------------------------------------------------------------------------
Murphy, Jennifer W.                  Over $100,000                 Over $100,000
-----------------------------------------------------------------------------------
O'Brien, G. Peter                    Over $100,000                 Over $100,000
-----------------------------------------------------------------------------------
Rowan, S. Ford                  $50,001 - $100,000                 Over $100,000
-----------------------------------------------------------------------------------
INTERESTED DIRECTORS:
-----------------------------------------------------------------------------------
Curley, John F., Jr.                          None                 Over $100,000
-----------------------------------------------------------------------------------
Fetting, Mark R.                $50,001 - $100,000                 Over $100,000
-----------------------------------------------------------------------------------

         Officers and directors who are interested persons of the Corporation as defined in the 1940 Act receive no salary or fees from the Corporation. Each director who is not an interested person of the Corporation ("Independent Directors") receives an annual retainer and a per meeting fee based on the average net assets of the Corporation as of December 31 of the previous year.

         The following table provides certain information relating to the compensation of the Corporation's directors. None of the Legg Mason Funds has any retirement plan for its directors.

-----------------------------------------------------------------------------------------
                                                                  TOTAL COMPENSATION FROM
                                                                      CORPORATION AND
                                       AGGREGATE COMPENSATION          FUND COMPLEX
    NAME OF PERSON AND POSITION          FROM CORPORATION*          PAID TO DIRECTORS**
-----------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:
-----------------------------------------------------------------------------------------
Gilmore, Richard G. - Director                 $3,600                    $42,900
-----------------------------------------------------------------------------------------
Lehman, Arnold L. - Director                   $3,600                    $42,900
-----------------------------------------------------------------------------------------
Masters, Robin J.W. - Director ***             $  900                    $10,800
-----------------------------------------------------------------------------------------
McGovern, Jill E. - Director                   $3,600                    $42,900
-----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                  TOTAL COMPENSATION FROM
                                                                      CORPORATION AND
                                       AGGREGATE COMPENSATION          FUND COMPLEX
    NAME OF PERSON AND POSITION          FROM CORPORATION*          PAID TO DIRECTORS**
------------------------------------------------------------------------------------------
Mehlman, Arthur S. - Director ***              $  900                    $10,800
------------------------------------------------------------------------------------------
Murphy, Jennifer W. - Director                   None                        None
------------------------------------------------------------------------------------------
O'Brien, G. Peter - Director ****              $3,600                    $100,350
------------------------------------------------------------------------------------------
Rowan, S. Ford - Director ***                  $  900                    $10,800
------------------------------------------------------------------------------------------
INTERESTED DIRECTORS:
------------------------------------------------------------------------------------------
Curley, John F., Jr.  -                          None                        None
Chairman of the Board and Director
------------------------------------------------------------------------------------------
Fetting, Mark R. - Director                      None                        None
------------------------------------------------------------------------------------------

* Represents compensation paid to the directors for the fiscal year ended December 31, 2002.

** Represents aggregate compensation paid to each Director during the calendar year ended December 31, 2002. There are 12 open-end investment companies in the Legg Mason Funds, consisting of 23 funds.

*** Ms. Masters and Messrs. Mehlman and Rowan were elected as directors of the Corporation on October 30, 2002.

**** The total compensation paid to Mr. O'Brien reflects compensation paid by the Legg Mason Funds and the Royce Funds, consisting of 17 portfolios.

         Effective January 1, 2003, the compensation of Independent Directors has been restructured. For serving as a director of all of the Legg Mason mutual funds, each Independent Director receives an annual retainer of $30,000 and a fee of $7,500 for each quarterly meeting he or she attends. The Lead Independent Director and the chairs of the Board's Audit and Nominating Committees receive additional fees for their additional time commitment. Independent Directors will also receive a fee of $3,750 or $1,250 for any special Board meetings they attend in-person or by telephone, respectively. The Legg Mason Funds continue to reimburse Independent Directors for their travel and other out-of-pocket expenses related to their attendance of Board meetings.

         On July 31, 2003, the directors and officers of the Corporation beneficially owned in the aggregate less than 1% of any class of the fund's outstanding shares.

         On July 31, 2003, no entities were known by the fund to own of record or beneficially 5% or more of the outstanding shares of the fund's Primary Class shares.

         On July 31, 2003, the shareholders listed below owned of record or beneficially 5% or more of the outstanding shares of the fund's Institutional Class. Unless otherwise indicated, each shareholder may be contacted c/o the Fund at 100 Light Street, 23rd Floor, Baltimore, Maryland 21202, Attn: Fund Secretary.

        Name and Address                 Class         % of Class Held
        ----------------                 -----         ---------------
Legg Mason Wood Walker, Inc.         Institutional     83.73%
Deferred Comp
c/o Brian Becker LM Profit SH PL
P.O. Box 1476
Baltimore, MD 21203-1476

Byrd & Co.                           Institutional     8.57%
First Union
123 S. Broad Street
Philadelphia, PA 19109-1029

William H. Miller III and            Institutional     6.84%
Leslie J.W. Miller

               THE FUND'S INVESTMENT ADVISER/MANAGER/ADMINISTRATOR

         LMM, LLC ("LMM or the "manager"), a Delaware limited liability company, is 50% owned by Legg Mason, Inc. and 50% owned, directly or indirectly, by William H. Miller, III. LMM serves as the fund's investment adviser and manager under a Management Agreement ("Management Agreement"). Legg Mason Funds Management, Inc. ("LMFM" or the "adviser") serves as investment adviser to the fund under an Investment Advisory Agreement ("Investment Advisory Agreement") with LMM. Legg Mason Fund Adviser, Inc. ("LMFA") serves as administrator to the fund under an Administrative Services Agreement ("Administrative Services Agreement") with LMM.

         The address of LMM, LMFM and LMFA is 100 Light Street, Baltimore, Maryland 21202. LMFM and LMFA are wholly-owned subsidiaries of Legg Mason, Inc., a financial services holding company.

         The Management Agreement provides that, subject to overall direction by the fund's Board of Directors, LMM manages or oversees the investment and other affairs of the fund. LMM is responsible for managing the fund consistent with the 1940 Act, the Code and the fund's investment objective and policies described in its Prospectuses and this SAI. The Management Agreement further provides that LMM is responsible, subject to the general supervision of the Corporation's Board of Directors, for the actual management of the fund's assets, including responsibility for making decisions and placing orders to buy, sell or hold a particular security.

         LMM receives for its services to the fund a management fee, calculated daily and payable monthly, at an annual rate of 1.00% of the average daily net assets of the fund up to $100 million and 0.75% of its average daily net assets in excess of $100 million. LMM has agreed to waive its fees for the fund to the extent necessary to limit expenses related to Primary Class shares, Institutional Class shares, and Financial Intermediary Class shares (exclusive of taxes, interest, brokerage and extraordinary expenses) to an annual rate of 1.99%, 0.99%, and 1.24%, respectively, of average net assets attributable to these classes of shares until April 30, 2004. The fund has agreed to pay the manager for waived fees and reimbursed expenses provided that payment does not cause the fund's annual operating expenses to exceed 1.99% of the average net assets of the Primary Class shares, 0.99% of the average net assets of the Institutional Class shares, and 1.24% of the average net assets of the Financial Intermediary Class shares and the payments are made within three years after the year in which the manager earned the fee or incurred the expense.

         For the fiscal years ended December 31, the fund paid LMM management fees of (prior to fees waived):

-------------------------------------------------------------------
            YEAR                      MANAGEMENT FEES PAID
-------------------------------------------------------------------
            2002                          $ 12,419,463
-------------------------------------------------------------------
            2001                          $ 11,689,578
-------------------------------------------------------------------
            2000                          $  5,606,020*
-------------------------------------------------------------------

         *   Includes $1,451 of fees waived during prior year.

         For the fiscal years ended December 31, 2000, 2001 and 2002, LMM waived no management fees.

         Under the Investment Advisory Agreement, LMFM regularly provides investment research, advice, management and supervision; otherwise assists in determining from time to time what securities will be purchased, retained or sold by the fund; and implements decisions to purchase, retain or sell securities made on behalf of the fund, all subject to the supervision of LMM and the general supervision of the Corporation's Board of Directors. LMFM also places orders for the fund either directly with the issuer or with any broker or dealer; provides advice and recommendations with respect to other aspects of the business and affairs of the fund; and performs such other functions of management and supervision as may be directed by the Board of Directors of the Corporation and LMM.

         For LMFM's advisory services to the fund, LMM (not the fund) pays LMFM a fee, calculated daily and payable monthly, of 0.10% of the average daily net assets of the fund up to $100 million and 0.05% of the average daily net assets of the fund in excess of $100 million. Prior to August 1, 2000, LMFA performed advisory services for the fund under a compensation arrangement with LMM that was identical to the current compensation arrangement between LMFM and LMM.

         For the fiscal years ended December 31, the following advisory fees were paid by LMM to LMFM (net of any waivers):

-------------------------------------------------------------------
            YEAR                       ADVISORY FEES PAID
-------------------------------------------------------------------
            2002                            $861,297
-------------------------------------------------------------------
            2001                            $812,639
-------------------------------------------------------------------
            2000                            $406,971*
-------------------------------------------------------------------

         * Comprised of $182,402 paid to LMFA for the seven month period ended July 31, 2000, and $224,569 paid to LMFM for the five-month period ended December 31, 2000.

         Under the Administrative Services Agreement, LMFA: (a) furnishes the fund with office space and executive and other personnel necessary for the operation of the fund; (b) supervises all aspects of the fund's operations; (c) bears the expense of certain informational and purchase and redemption services to the fund's shareholders; (d) arranges, but does not pay for, the periodic updating of prospectuses and preparing proxy material, tax returns and reports to shareholders and state and federal regulatory agencies; and (e) reports regularly to the fund's officers and directors. LMFA and its affiliates pay all compensation of directors and officers of the fund who are officers, directors or employees of LMFA. The fund pays all of its expenses which are not expressly assumed by LMFA. These expenses include, among others, interest expense, taxes, brokerage fees and commissions, expenses of preparing and setting in type prospectuses, proxy statements and reports to shareholders and of printing and distributing them to existing shareholders, custodian charges, transfer agency fees, distribution fees to the fund's distributor, compensation of the independent directors, organizational expenses, legal and audit expenses, insurance expense, shareholder meetings, proxy solicitations, expenses of registering and qualifying fund shares for sale under federal and state law, governmental fees, and expenses incurred in connection with membership in investment company organizations. The fund also is liable for such nonrecurring expenses as may arise, including litigation to which the fund may be a party. The fund may also have an obligation to indemnify its directors and officers with respect to litigation.

         For its services to the fund, LMM (not the fund) pays LMFA a fee, calculated daily and payable monthly, of 0.05% of the average daily net assets of the fund. LMFA has agreed to waive all fees payable to it under the agreement indefinitely. LMM did not pay LMFA any fees under the Administrative Services Agreement during fiscal years 2000, 2001 and 2002.

         Under the Management Agreement, Investment Advisory Agreement and Administrative Services Agreement, LMM, LMFM and LMFA, respectively, will not be liable for any error of judgment or mistake of law or for any loss by the fund in connection with the performance of the Management Agreement, Investment Advisory Agreement or Administrative Services Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties under the respective agreement.

         The Management Agreement, Investment Advisory Agreement and Administrative Services Agreement each terminate automatically upon assignment and are terminable at any time without penalty by vote of the fund's Board of Directors, by vote of a majority of the fund's outstanding voting securities, or by LMM, LMFM or LMFA, respectively, on not less than 60 days' notice to the other party to the agreement, and may be terminated immediately upon the mutual written consent of all parties to the agreement.

         The fund, LMM, LMFM, LMFA and Legg Mason each has adopted a code of ethics under Rule 17j-1 of the 1940 Act, which permits personnel covered by the code to invest in securities that may be purchased or held by the fund, but prohibits fraudulent, deceptive or manipulative conduct in connection with such personal investing.

BOARD CONSIDERATION OF THE MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS

         In approving the Management and Investment Advisory Agreements, the Board primarily considered whether continuation of the Agreements would be in the best interests of the fund and its shareholders, an evaluation largely based on the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the fund. The Independent Directors requested and evaluated an extensive report from LMM and LMFA that addressed specific factors designed to inform the Board's consideration of these and other issues. The Independent Directors met with experienced mutual fund legal counsel separately from the full Board to evaluate this report.

         With respect to the nature and quality of the services provided, the Board considered the performance of the fund in comparison to relevant market indices, the performance of a peer group of investment companies pursuing broadly similar strategies and the degree of risk undertaken by the portfolio manager.

         The Board also considered the adviser's procedures for executing portfolio transactions for the fund. The Board considered available data on the quality of execution and use of brokerage to obtain investment research and other services.

         With respect to the overall fairness of the Management and Investment Advisory Agreements, the Board primarily considered the fee structure of the Agreements and the profitability of LMM, LMFA and their affiliates from their overall association with the fund. The Board reviewed information about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the fund. The Board considered the specific portfolio management issues that contributed to the fund's advisory fee. The Board also considered any contractual limits on fund expenses undertaken by LMM. In concluding that the benefits accruing to LMM, LMFM and their affiliates by virtue of their relationship to the fund were reasonable in comparison with the costs of the provision of management and investment advisory services and the benefits accruing to the fund, the Board reviewed specific data as to LMM's and LMFM's profit or loss on the fund for a recent period. In prior years, the Board has reviewed and discussed at length a study by an outside accounting firm evaluating Legg Mason's cost allocation methodology.

         In addition to the annual Board of Directors meeting in which the Management and Investment Advisory Agreements are reviewed, the Board meets at least another three times a year in order to oversee the management and performance of the fund. Representatives of LMM and LMFM are present for at least two of these annual Board meetings. Such meetings provide additional opportunities for the Board to discuss performance, brokerage, compliance and other fund issues. The Board also draws upon its association with LMM and LMFM and its personnel, the Board members' familiarity with the culture of the organization, and its treatment of investors.

                                    * * * * *

         As the fund may hold various equity securities in its portfolio, it often has the right to vote by proxy on items of business with respect to the issuers whose securities it owns. The Legg Mason funds have developed proxy voting procedures whereby, subject to Board oversight, the advisers and/or sub-advisers that actually manage the assets of the fund are delegated the responsibility for assessing and voting each fund's proxies in accordance with their own proxy voting policies and procedures. These policies and procedures include specific provisions to determine when a conflict exists between the fund and its adviser and its affiliates. Copies of the proxy voting policies and procedures are attached to this SAI as Appendix B.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation.

         For the fiscal years ended December 31, the fund's portfolio turnover rates were as follows:

----------------------------------------------------------------
           YEAR                    PORTFOLIO TURNOVER RATE
----------------------------------------------------------------
           2002                             44.38%
----------------------------------------------------------------
           2001                             59.57%
----------------------------------------------------------------

         Under the Investment Advisory Agreement, LMFM is responsible for the execution of the fund's portfolio transactions and must seek the most favorable price and execution for such transactions, subject to the possible payment, as described below, of higher brokerage commissions to brokers who provide research and analysis. The fund may not always pay the lowest commission or spread available. Rather, in placing orders for the fund LMFM also takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker.

         Consistent with the policy of most favorable price and execution, LMFM may give consideration to research, statistical and other services furnished by brokers or dealers to the fund's adviser for its use, may place orders with brokers who provide supplemental investment and market research and securities and economic analysis and may pay to these brokers a higher brokerage commission than may be charged by other brokers or a higher transaction fee on so-called "riskless principal" trades in certain Nasdaq securities. Such services include, without limitation, advice as to the value of securities; the advisability of investing in, purchasing, or selling securities; advice as to the availability of securities or of purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. On any given trade, the choice of broker may be made by either LMM or LMFM. Such research and analysis may be useful to either LMM or LMFM in connection with services to clients other than the fund whose brokerage generated the service. LMM's and LMFM's fee is not reduced by reason of their receiving such brokerage and research services.

         As adviser, LMFM may allocate brokerage transactions to broker-dealers who allocate a portion of the commissions paid by the fund toward the reduction of the fund's expenses payable to third-party service providers other than LMFM or its affiliates. The transaction quality must, however, be comparable to that of other qualified broker-dealers. Neither LMFM nor its affiliates receive any direct or indirect benefit from these arrangements.

         From time to time the fund may use Legg Mason as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to Legg Mason will not exceed "usual and customary brokerage commissions." Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In the over-the-counter market, the fund generally deals with responsible primary market-makers unless a more favorable execution can otherwise be obtained.

         For the fiscal years ended December 31, the fund paid total brokerage commissions of:

----------------------------------------------------------------
           YEAR                  BROKERAGE COMMISSIONS PAID
----------------------------------------------------------------
          2002                         $3,748,231*
----------------------------------------------------------------
          2001                         $4,615,048**
----------------------------------------------------------------
          2000                         $2,666,270***
----------------------------------------------------------------

         * Of these commissions, $8,900 was paid to Legg Mason, representing 0.24% of the total commissions paid by the fund and 0.28% of the aggregate dollar amount of the fund's transactions involving commission payments.

         **    Of these commissions, $19,514 was paid to Legg Mason.

         ***   Of these commissions, $14,100 was paid to Legg Mason.

         The fund held no shares of its regular broker-dealers as of December 31, 2002.

         Except as permitted by SEC rules or orders, the fund may not buy securities from, or sell securities to, Legg Mason or its affiliated persons as principal. The Corporation's Board of Directors has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in certain underwritings in which Legg Mason or any of its affiliated persons is a participant. These procedures, among other things, limit the fund's investment in the amount of securities of any class of securities offered in an underwriting in which Legg Mason or any of its affiliated persons is a participant so that the fund, together with all other registered investment companies having the same adviser and all private accounts controlled by the same adviser, may not purchase more than 25% of the principal amount of the offering of such class. In addition, the fund may not purchase securities during the existence of an underwriting if Legg Mason is the sole underwriter for those securities.

         Section 11(a) of the Securities Exchange Act of 1934 prohibits Legg Mason from executing transactions on an exchange for its affiliates, such as the fund, unless the affiliate expressly consents by written contract. The fund's Management Agreement expressly provides such consent.

         Investment decisions for the fund are made independently from those of other funds and accounts advised by LMM or LMFM. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large-volume transactions may produce better executions and prices.

                             THE FUND'S DISTRIBUTOR

         Legg Mason, 100 Light Street, Baltimore, Maryland 21202, acts as distributor of the fund's shares pursuant to a separate Underwriting Agreement with the fund. The Underwriting Agreement obligates Legg Mason to promote the sale of fund shares and to pay certain expenses in connection with its distribution efforts, including expenses for the printing and distribution of prospectuses and periodic reports used in connection with the offering to prospective investors (after the prospectuses and reports have been prepared, set in type and mailed to existing shareholders at the fund's expense), and for supplementary sales literature and advertising costs.

         Under the Underwriting Agreement, the fund has the non-exclusive right to use the name "Legg Mason" until that agreement is terminated, or until the right is withdrawn in writing by Legg Mason.

         The Primary Class shares are subject to a deferred sales charge payable to Legg Mason if they are redeemed within 12 months of purchase. This deferred sales charge is not applicable where the investor's broker-dealer of record notifies the distributor prior to the time of investment that the broker-dealer waives the payment otherwise payable to it. This fee will not be charged to Legg Mason customers.

         The fund has adopted a Distribution Plan for Primary Class shares ("Primary Class Plan") and a Distribution Plan for Financial Intermediary Class shares ("Financial Intermediary Class Plan") which, among other things, permit the fund to pay Legg Mason fees for its services related to sales and distribution of Primary Class shares and Financial Intermediary Class shares, respectively, and the provision of ongoing services to holders of those classes of shares. Payments with respect to a class are made only from assets attributable to that class. Under each Plan, the aggregate fees may not exceed 1.00% and 0.40% of the fund's annual average daily net assets attributable to Primary Class shares and Financial Intermediary Class shares, respectively. Currently, under the Financial Intermediary Class Plan, Legg Mason receives 0.25% of assets attributable to Financial Intermediary Class shares annually from the fund. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses, all with respect to the respective class of shares only.

         Amounts payable by the fund under a Plan need not be directly related to the expenses actually incurred by Legg Mason on behalf of the fund. Each Plan does not obligate the fund to reimburse Legg Mason for the actual expenses Legg Mason may incur in fulfilling its obligations under the Plan. Thus, even if Legg Mason's actual expenses exceed the fee payable to Legg Mason at any given time, the fund will not be obligated to pay more than that fee. If Legg Mason's expenses are less than the fee it receives, Legg Mason will retain the full amount of the fee.

         Each Plan was adopted, as required by Rule 12b-1 under the 1940 Act, by a vote of the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plan or the Underwriting Agreement ("12b-1 Directors"). In approving the establishment of each Plan, in accordance with the requirements of Rule 12b-1, the directors determined that there was a reasonable likelihood that the Plan would benefit the fund, the respective class and its shareholders. The directors considered, among other things, the extent to which the potential benefits of the Plan to the fund's Primary Class or Financial Intermediary Class shareholders, as applicable, could offset the costs of the Plan; the likelihood that the Plan would succeed in producing such potential benefits; the merits of certain possible alternatives to the Plan; and the extent to which the retention of assets and additional sales of the fund's Primary Class shares and Financial Intermediary Class shares, as applicable, would be likely to maintain or increase the amount of compensation paid by the fund to LMM and, consequently, by LMM to LMFM and LMFA.

         In considering the costs of each Plan, the directors gave particular attention to the fact that any payments made by the fund to Legg Mason under the Plan would increase the fund's level of expenses in the amount of such payments. Further, the directors recognized that LMM, LMFM and LMFA would earn greater management, advisory and administrative fees if the fund's assets were increased, because such fees are calculated as a percentage of the fund's assets and thus would increase if net assets increase. The directors further recognized that there can be no assurance that any of the potential benefits described below would be achieved if the Plans were implemented.

         Among the potential benefits of the Plans, the directors noted that the payment of commissions and service fees to Legg Mason and its investment executives could motivate them to improve their sales efforts with respect to the fund's Primary Class shares and Financial Intermediary Class shares and to maintain and enhance the level of services they provide to the fund's Primary Class and Financial Intermediary Class shareholders. These efforts, in turn, could lead to increased sales and reduced redemptions, eventually enabling the fund to achieve economies of scale and lower per share operating expenses. Any reduction in such expenses would serve to offset, at least in part, the additional expenses incurred by the fund in connection with a Plans. Furthermore, the investment management of the fund could be enhanced, as net inflows of cash from new sales might enable its portfolio manager to take advantage of attractive investment opportunities, and reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

         As compensation for its services and expenses, in accordance with the Primary Class Plan, Legg Mason receives from the fund an annual distribution fee equal to 0.75% of its average daily net assets and a service fee equal to 0.25% of its average daily net assets attributable to Primary Class shares. In accordance with the Financial Intermediary Class Plan, as compensation for its services and expenses, Legg Mason is authorized to receive from the fund an annual distribution fee equivalent to 0.15% of the fund's average daily net assets, and an annual service fee equal to 0.25% of the fund's average daily net assets, attributable to Financial Intermediary Class shares. The Board of the fund has currently approved payment of only 0.25% under the Financial Intermediary Class Plan. All distribution and service fees are calculated daily and paid monthly.

         Each Plan continues in effect only so long as it is approved at least annually by the vote of a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan. A Plan may be terminated by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the applicable class of the fund. Any change in a Plan that would materially increase the distribution cost to the fund requires shareholder approval; otherwise a Plan may be amended by the directors, including a majority of the 12b-1 Directors.

         In accordance with Rule 12b-1, each Plan provides that Legg Mason will submit to the Corporation's Board of Directors, and the directors will review, at least quarterly, a written report of any amounts expended pursuant to the Plan and the purposes for which expenditures were made.

         For the fiscal year ended December 31, 2002, the fund paid distribution and service fees with respect to Primary Class shares of $15,902,524.

         For the fiscal year ended December 31, 2002, Legg Mason incurred the following expenses in connection with Primary Class share distribution and shareholder services:

--------------------------------------------------------------------------
Compensation to sales personnel                             $ 9,085,000
--------------------------------------------------------------------------
Advertising                                                 $   259,000
--------------------------------------------------------------------------
Printing and mailing of prospectuses to prospective         $   114,000
shareholders
--------------------------------------------------------------------------
Other                                                       $15,308,000
--------------------------------------------------------------------------
Total expenses                                              $24,766,000
--------------------------------------------------------------------------

         The foregoing are estimated and do not include all expenses fairly allocable to Legg Mason's or its affiliates' efforts to distribute Primary Class or Financial Intermediary Class shares. As of the date of this SAI, distribution of Financial Intermediary Class shares had not begun so no compensation and other cost information existed.

                            CAPITAL STOCK INFORMATION

         The Articles of Incorporation of the Corporation authorize issuance of 500,000,000 shares of common stock, par value $0.001 per share, of Legg Mason Opportunity Trust. The fund currently offers three classes of shares: Primary Class shares, Institutional Class shares and Financial Intermediary Class shares. Each class represents interests in the same pool of assets. A separate vote is taken by a class of shares of the fund if a matter affects just that class. Each class of shares may bear certain differing class-specific expenses and sales charges, which may affect performance.

         Each share in the fund is entitled to one vote for the election of directors and any other matter submitted to a vote of fund shareholders. Fractional shares have fractional voting rights. Voting rights are not cumulative. All shares in the fund are fully paid and nonassessable and have no preemptive or conversion rights.

         Shareholder meetings will not be held except where the 1940 Act requires a shareholder vote on certain matters (including the election of directors, approval of an advisory contract, and certain amendments to a plan of distribution pursuant to Rule 12b-1), at the request of a majority of the shares entitled to vote as set forth in the Bylaws of the Corporation; or as the Board of Directors from time to time deems appropriate.

         THE FUND'S CUSTODIAN AND TRANSFER AND DIVIDEND-DISBURSING AGENT

         State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, Massachusetts 02105, serves as custodian of the fund's assets. BFDS, P.O. Box 953, Boston, Massachusetts 02103, as agent for State Street, serves as transfer and dividend-disbursing agent, and administrator of various shareholder services. LM Fund Services, Inc. ("LMFS") serves as sub-transfer agent to the fund assisting BFDS with certain of its duties as transfer agent. LMFS receives from BFDS for its services a percentage of the per account fees the fund pays BFDS for transfer agency services. Shareholders who request a historical transcript of their account will be charged a fee based upon the number of years researched.

The fund reserves the right, upon 60 days' written notice, to institute other charges on shareholders to cover the fund's administrative costs. LMFS may also receive compensation for providing certain shareholder services to Financial Intermediary Class and Institutional Class shareholders of the fund.

                            THE FUND'S LEGAL COUNSEL

         Kirkpatrick & Lockhart LLP, 1800 Massachusetts Ave., N.W., Washington, D.C. 20036-1800, serves as counsel to the fund.

                       THE FUND'S INDEPENDENT AUDITORS

         Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, PA 19103, serves as the fund's independent auditors.

                              FINANCIAL STATEMENTS

         The Annual Reports to Shareholders for the fiscal year ended December 31, 2002, contain the financial statements, accompanying notes and the report of Ernst & Young LLP, its independent auditors, all of which are hereby incorporated by reference herein.

                                                                      APPENDIX A

                              RATINGS OF SECURITIES

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") RATINGS:

LONG-TERM DEBT RATINGS

         AAA-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         AA-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

         BAA-Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         BA-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         CAA-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         CA-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S ("S&P") RATINGS:

LONG-TERM ISSUE CREDIT RATINGS

         AAA-An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA-An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A-An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB-An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB-An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B-An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC-An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC-An obligation rated CC is currently highly vulnerable to nonpayment.

         C-The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

         D-An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         PLUS (+) OR MINUS (-)-The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         P-The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project.

         L-The letter L indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured, and interest is adequately collateralized. In the case of certificates of deposit, the letter L indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and pre-default interest up to federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

         * Continuance of ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

         R-The r is attached to highlight derivatives, hybrids and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities whose principal or interest return is indexed to equities, commodities or other instruments. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         N.R. Not rated.

                                                                      APPENDIX B

                                LEGG MASON FUNDS
                              PROXY VOTING POLICIES
                                   AUGUST 2003

These policies are designed to address the rights and responsibility of the Legg Mason funds to ensure that proxies held by the funds are voted in the best interests of each respective fund. Some Legg Mason funds, particularly fixed-income funds, will rarely own securities that have corresponding voting rights. Other funds, however, own equity securities and these policies are designed to assure that proxies are voted in the best interests of the funds, to address potential conflicts of interest, and to keep proxy voting records.

1. Voting Proxies - Proxies solicited for items of business with respect to issuers whose voting securities are owned by a Legg Mason fund, if voted by the fund, must be voted in the best interests of the fund.

2. Proxy Voting Policies of Advisers to Legg Mason funds - Each investment adviser and sub-adviser to a Legg Mason fund must have written proxy voting policies and procedures, including policies and procedures to address potential material conflicts between an adviser and its clients (including the fund). Each different adviser may have different proxy voting policies and procedures that are individually tailored to fit its respective businesses and investment styles.

3. Funds' Proxy Voting Policies and Procedures - The investment advisers and sub-advisers to the Legg Mason funds are responsible for managing the assets of the fund or funds they manage, including voting proxies. In accordance with the procedures noted below, the Board of Directors/Trustees of the Legg Mason funds will initially and periodically review and approve the use of the advisers' policies for the voting of the funds' proxies. The policies and procedures that a fund will utilize with respect to proxy voting shall be the proxy voting policies and procedures of the adviser or sub-adviser that actually manages the assets of the fund. Each adviser or sub-adviser is responsible for maintaining all proxy voting records required to be established and maintained by the Legg Mason fund or funds it manages and shall provide such records to the fund(s) upon request.

4. Annual Review - An adviser's proxy voting policies and procedures must be initially reviewed, and their use on behalf of a Legg Mason fund must be approved by the Board of Directors/Trustees. In addition, on an annual basis, each adviser must report any significant problems that arose during the year related to voting the fund's proxies or reporting the votes pursuant to regulatory requirements, any material conflicts, how such conflicts were addressed, and the total number of proxies voted during the previous year. Advisers should also be prepared to discuss any novel or controversial proxy votes during their semi-annual reports to the Board of Directors/Trustees and any votes that were inconsistent with the adviser's stated proxy voting policies and procedures.

5. Changes to Advisers' Policies and Procedures - On an annual basis, any material changes to an adviser's proxy voting policies and procedures, as relevant to the funds, must be reported to the Board of Directors/Trustees, which shall review and, in its discretion, approve the use of such amended proxy voting policies and procedures.

                   LEGG MASON FUNDS MANAGEMENT, INC & LMM, LLC

                         PROXY PRINCIPLES AND PROCEDURES

OVERVIEW

Legg Mason Funds Management, Inc. and LMM, LLC ("LMFM") have implemented the following principles and procedures for voting proxies on behalf of advisory clients. These principles and procedures are reasonably designed to ensure LMFM exercises its voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. LMFM assumes responsibility and authority for voting proxies for all clients, unless such responsibility and authority expressly has been retained by the client or delegated by the client to others. For each proxy vote LMFM takes into consideration its duty to its clients and all other relevant facts available to LMFM at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis. LMFM employs the same proxy principles and procedures for all funds for which it has voting responsibility.

PRINCIPLES

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the Board, as well as exercising their right to grant or withhold approval for actions proposed by the Board or company management. We believe the interests of shareholders are best served by the following principles when considering proxy proposals:

PRESERVE AND EXPAND THE POWER OF SHAREHOLDERS IN AREAS OF CORPORATE GOVERNANCE - Equity shareholders are owners of the business - company boards and management teams are ultimately accountable to them. We support policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. We oppose proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, and incentives that are not linked to owner returns.

ALLOW RESPONSIBLE MANAGEMENT TEAMS TO RUN THE BUSINESS - We support policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, we oppose proposals that limit management's ability to do this. We generally oppose proposals that seek to place restrictions on management in order to promote political, religious or social agendas.

Please see LMFM's proxy voting guidelines for more details ("Schedule A").

PROCEDURES

Oversight

LMFM's Chief Investment Officer (CIO) has full authority to determine LMFM's proxy voting principles and procedures and vote proxies on behalf of LMFM clients. LMFM's CIO has delegated oversight and implementation of the firm's proxy voting process, including the principles and procedures that govern it, to LMFM's Proxy Officers and Compliance Officers. No less than a quorum of these Officers1 will meet

--------------------------
1 Quorum is defined as two Proxy Officers and one Compliance Officer.

from time to time, but no less than annually, to review existing principles and procedures in light of LMFM's duties as well as applicable laws and regulations to determine if any changes are necessary.

Limitations

We recognize proxy voting as a valuable right of company shareholders. Generally speaking, LMFM votes all proxies it receives. However, LMFM does reserve the right to refrain from voting in certain circumstances. LMFM may refrain from voting a proxy if, for example, the company's shares are no longer held by LMFM clients at the time of the meeting. Additionally, LMFM may refrain from voting a proxy if it concludes the potential impact on shareholders' interests is insignificant while the cost associated with analyzing and voting the proxy may be significant.

Proxy Administration

LMFM instructs each client custodian to forward proxy materials to the LMFM Proxy Administrator. New client custodians are notified at account inception of their responsibility to deliver proxy materials to LMFM. Whenever possible, LMFM uses ADP's ProxyEdge product to electronically receive and vote proxies, as well as to maintain proxy voting receipts and records. If a custodian is not able to deliver proxy materials via ProxyEdge, proxies are delivered and voted via mail or facsimile, and records are maintained in paper files.

Upon receipt of proxy materials:

         The Compliance Officer

         1. The Compliance Officer reviews the proxy issues and identifies any potential material conflicts between the adviser's interests and those of the client. LMFM believes and understands it has a duty to vote proxies in the best interests of its clients, even if such votes may result in a loss of business or economic benefit to LMFM or its affiliates.

                           a.       Identifying Potential Conflicts

                                    In identifying conflicts of interest the Compliance Officer will review the following issues:

                                        -    Whether LMFM has an economic
                                             incentive to vote in a manner that
                                             is not consistent with the best
                                             interests of its clients; and

                                        -    Whether there are any business or
                                             personal relationships between an
                                             LMFM employee and the officers,
                                             directors or shareholder proposal
                                             proponents of a company whose
                                             securities are held in client
                                             accounts that may create an
                                             incentive to vote in a manner that
                                             is not consistent with the best
                                             interests of its clients.

                                        -    Whether the Proxy Officer knows
                                             that an affiliate of LMFM has a
                                             material economic, business or
                                             personal relationship that is
                                             likely to result in a potential
                                             conflict between the interests of
                                             the affiliate and LMFM's clients.

                           b.       Assessing Materiality

                                    A potential conflict will be deemed to be material if the Compliance Officer determines, in the exercise of reasonable judgment, the potential conflict is likely to have an impact on the manner in which the subject shares are voted.

         2. If the Compliance Officer determines that a potential material conflict of interest may exist:

                                    (a)      The Compliance Officer may consult
                                             with legal counsel and/or LMFM's
                                             CIO to determine if the conflict is
                                             material.

                                    (b)      If the conflict is not material,
                                             the proxy issue is forwarded to the
                                             Proxy Officer for voting.

                                    (c)      If the conflict is material, the
                                             Compliance Officer may choose any
                                             of the following approaches to
                                             address the conflict:

                                             1.       If LMFM's proxy principles
                                                      or guidelines address the
                                                      specific issues in the
                                                      conflicted proxy, the
                                                      Compliance Officer votes
                                                      the issues according to
                                                      LMFM's principles and
                                                      returns the signed, voted
                                                      form to the Proxy
                                                      Administrator(s).

                                             2.       If the conflicted proxy
                                                      issue is not specifically
                                                      addressed in LMFM's
                                                      principles, the Compliance
                                                      Officer will follow the
                                                      vote recommendation of an
                                                      "Independent Voting
                                                      Delegate".

                                             3.       Alternatively, the
                                                      Compliance Officer may
                                                      disclose the conflict to
                                                      clients and obtain their
                                                      consent to vote.

         The Proxy Officer

         1. The Proxy Officer reviews proxies and evaluates matters for vote in light of LMFM's principles and guidelines. The Proxy Officer may seek additional information from LMFM's investment team, company management, independent research services, or other sources to determine the best interests of shareholders. Additionally, the Proxy Officer may consult with LMFM's CIO for guidance on proxy issues. Generally, the Proxy Officer will not consult its affiliates during this process. All documents that had a material impact on the basis for the vote are maintained by LMFM.

         2. The Proxy Officer returns the signed, voted form to the Proxy Administrator.

         The Proxy Administrator(s)

         1. Provides custodians with instructions to forward proxies to LMFM for all clients for whom LMFM is responsible for voting proxies.

         2. When proxies are received, reconciles the number of shares indicated on the proxy with LMFM internal data on shares held as of the record date and notifies the custodian of any discrepancies or missed proxies. Proxy Administrator will use best efforts to obtain missing proxies from custodian.

         3. Informs the Compliance Officer and Proxy Officer if the company's shares are no longer held by LMFM clients as of the meeting date.

         4. Ensures the Proxy and Compliance Officers are aware of the timeline to vote a proxy and uses best efforts to ensure that votes are cast in a timely manner.

         5. Per instructions from the Proxy Officer or Compliance Officer, votes proxy issues via ProxyEdge software, online or via facsimile.

         6. Obtains evidence of receipt and maintains records of all proxies voted.

RECORD KEEPING

The following documents will be maintained onsite for two years and in an accessible place for another three years with regard to proxies:

         1. Copy of current policies and procedures will be maintained and available to clients upon request.

         2. Proxy statements received regarding client securities will be maintained in electronic format via Edgar or similar third party and will be available to clients upon request.

         3. Documents created by LMFM that were material to making a decision how to vote proxies will be maintained in Multex, similar third party software or paper file.

         4. Copies of the voting record will be maintained via our proxy software - ProxyEdge or in paper file.

         5. A proxy log including: issuer name, exchange ticker symbol of the issuer's shares to be voted, CUSIP number for the shares to be voted, a brief identification of the matter voted on, whether the matter was proposed by the issuer or by a shareholder of the issuer, whether a vote was cast on the matter, a record of how the vote was cast and whether the vote was cast for or against the recommendation for the issuer's management team.

         6. Each written client request for proxy voting records and LMFM's written response to any client request for such records.

                                   SCHEDULE A

                          LMFM PROXY VOTING GUIDELINES

         LMFM maintains these proxy-voting guidelines, which set forth the manner in which LMFM generally votes on issues that are routinely presented. Please note that for each proxy vote LMFM takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.

         FOUR PRINCIPAL AREAS OF INTEREST TO SHAREHOLDERS:

         1) Obligations of the Board of Directors

         2) Compensation of management and the Board of Directors

         3) Take-over protections

         4) Shareholders' rights

----------------------------------------------------------------------------------------------
                         PROXY ISSUE                                  LMFM GUIDELINE
----------------------------------------------------------------------------------------------
BOARD OF DIRECTORS
----------------------------------------------------------------------------------------------
INDEPENDENCE OF BOARDS OF DIRECTORS: majority of unrelated                  For
directors, independent of management
----------------------------------------------------------------------------------------------
NOMINATING PROCESS: independent nominating committee seeking                For
qualified candidates, continually assessing directors and
proposing new nominees
----------------------------------------------------------------------------------------------
SIZE AND EFFECTIVENESS OF BOARDS OF DIRECTORS: Boards must be               For
no larger than 15 members
----------------------------------------------------------------------------------------------
CUMULATIVE VOTING FOR DIRECTORS                                             For
----------------------------------------------------------------------------------------------
STAGGERED BOARDS                                                          Against
----------------------------------------------------------------------------------------------
SEPARATION OF BOARD AND MANAGEMENT ROLES (CEO/CHAIRMAN)                Case-by-Case
----------------------------------------------------------------------------------------------
COMPENSATION REVIEW PROCESS: compensation committee comprised               For
of outside, unrelated directors to ensure shareholder value
while rewarding good performance
----------------------------------------------------------------------------------------------
DIRECTOR LIABILITY & INDEMNIFICATION: support limitation of                 For
liability and provide indemnification
----------------------------------------------------------------------------------------------
AUDIT PROCESS                                                               For
----------------------------------------------------------------------------------------------
BOARD COMMITTEE STRUCTURE: audit, compensation, and                         For
nominating and/or governance committee consisting entirely of independent directors
----------------------------------------------------------------------------------------------
MONETARY ARRANGEMENTS FOR DIRECTORS: outside of normal board                For
activities amts should be approved by a board of independent directors and reported in proxy
----------------------------------------------------------------------------------------------
FIXED RETIREMENT POLICY FOR DIRECTORS                                  Case-by-Case
----------------------------------------------------------------------------------------------
OWNERSHIP REQUIREMENT: all Directors have direct and material               For
cash investment in common shares of Company
----------------------------------------------------------------------------------------------
PROPOSALS ON BOARD STRUCTURE: (lead director, shareholder                   For
advisory committees, requirement that candidates be nominated by shareholders, attendance at meetings)
----------------------------------------------------------------------------------------------
ANNUAL REVIEW OF BOARD/CEO BY BOARD                                         For
----------------------------------------------------------------------------------------------
PERIODIC EXECUTIVE SESSIONS WITHOUT MGMT (INCLUDING CEO)                    For
----------------------------------------------------------------------------------------------

                                  - Continued -

----------------------------------------------------------------------------------------------
                         PROXY ISSUE                                      LMFM GUIDELINE
----------------------------------------------------------------------------------------------
MANAGEMENT AND DIRECTOR COMPENSATION
----------------------------------------------------------------------------------------------
VOTES FOR SPECIFIC DIRECTORS                                               Case by Case
----------------------------------------------------------------------------------------------
STOCK OPTION AND INCENTIVE COMPENSATION PLANS:                             Case-by-Case
----------------------------------------------------------------------------------------------
FORM OF VEHICLE: grants of stock options, stock appreciation               Case-by-Case
rights, phantom shares and restricted stock
----------------------------------------------------------------------------------------------
PRICE                                                                Against plans whose
                                                                     underlying securities
                                                                     are to be issued at
                                                                     less than 100% of the
                                                                     current market value
----------------------------------------------------------------------------------------------
RE-PRICING: plans that allow the Board of Directors to lower                 Against
the exercise price of options already granted if the stock
price falls or underperforms the market
----------------------------------------------------------------------------------------------
EXPIRY: plan whose options have a life of more than ten years              Case-by-Case
----------------------------------------------------------------------------------------------
EXPIRY: "evergreen" stock option plans                                       Against
----------------------------------------------------------------------------------------------
DILUTION:                                                            Case-by-Case - taking
                                                                     into account value
                                                                     creation, commitment to
                                                                     shareholder-friendly
                                                                     policies, etc.
----------------------------------------------------------------------------------------------
VESTING: stock option plans that are 100% vested when granted                Against
----------------------------------------------------------------------------------------------
PERFORMANCE VESTING: link granting of options, or vesting of                   For
options previously granted, to specific performance targets
----------------------------------------------------------------------------------------------
CONCENTRATION: authorization to allocate 20% or more of the                  Against
available options to any one individual in any one year
----------------------------------------------------------------------------------------------
DIRECTOR ELIGIBILITY: stock option plans for directors if                  Case-by-Case
terms and conditions are clearly defined and reasonable
----------------------------------------------------------------------------------------------
CHANGE IN CONTROL: stock option plans with change in control                 Against
provisions that allow option holders to receive more for
their options than shareholders would receive for their
shares
----------------------------------------------------------------------------------------------
CHANGE IN CONTROL: change in control arrangements developed                  Against
during a take-over fight specifically to entrench or benefit management
----------------------------------------------------------------------------------------------
CHANGE IN CONTROL: granting options or bonuses to outside                    Against
directors in event of a change in control
----------------------------------------------------------------------------------------------
BOARD DISCRETION: plans to give Board broad discretion in                    Against
setting terms and conditions of programs
----------------------------------------------------------------------------------------------
EMPLOYEE LOANS: Proposals authorizing loans to employees to                  Against
pay for stock or options
----------------------------------------------------------------------------------------------
DIRECTOR COMPENSATION: % of directors' compensation in form                    For
of common shares
----------------------------------------------------------------------------------------------
GOLDEN PARACHUTES                                                          Case-by-Case
----------------------------------------------------------------------------------------------
EXPENSE STOCK OPTIONS                                                        Against
----------------------------------------------------------------------------------------------

SEVERANCE PACKAGES: must receive shareholder approval                          For
----------------------------------------------------------------------------------------------
LACK OF DISCLOSURE ABOUT PROVISIONS OF STOCK-BASED PLANS                     Against
----------------------------------------------------------------------------------------------
RELOAD OPTIONS                                                               Against
----------------------------------------------------------------------------------------------
PLAN LIMITED TO A SMALL NUMBER OF SENIOR EMPLOYEES                           Against
----------------------------------------------------------------------------------------------
EMPLOYEE STOCK PURCHASE PLANS                                              Case-by-Case
----------------------------------------------------------------------------------------------

                                    - Continued -

----------------------------------------------------------------------------------------------
                         PROXY ISSUE                                      LMFM GUIDELINE
----------------------------------------------------------------------------------------------
TAKEOVER PROTECTIONS
----------------------------------------------------------------------------------------------
SHAREHOLDER RIGHTS PLANS: plans that go beyond ensuring the                  Against
equal treatment of shareholders in the event of a bid and
allowing the corp. enough time to consider alternatives to a bid
----------------------------------------------------------------------------------------------
GOING PRIVATE TRANSACTION, LEVERAGED BUYOUTS AND OTHER                     Case-by-Case
PURCHASE TRANSACTIONS
----------------------------------------------------------------------------------------------
LOCK-UP ARRANGEMENTS: "hard" lock-up arrangements that serve                 Against
to prevent competing bids in a takeover situation
----------------------------------------------------------------------------------------------
CROWN JEWEL DEFENSES                                                         Against
----------------------------------------------------------------------------------------------
PAYMENT OF GREENMAIL                                                         Against
----------------------------------------------------------------------------------------------
"CONTINUING DIRECTOR" OR "DEFERRED REDEMPTION" PROVISIONS:                   Against
provisions that seek to limit the discretion of a future
board to redeem the plan
----------------------------------------------------------------------------------------------
CHANGE CORPORATION'S DOMICILE: if reason for reincorporation                 Against
is to take advantage of protective statutes (anti-takeover)
----------------------------------------------------------------------------------------------
POISON PILLS: receive shareholder ratification                                 For
----------------------------------------------------------------------------------------------
REDEMPTION/RATIFICATION OF POISON PILL                                         For
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
SHAREHOLDERS' RIGHTS
----------------------------------------------------------------------------------------------
CONFIDENTIAL VOTING BY SHAREHOLDERS                                            For
----------------------------------------------------------------------------------------------
DUAL-CLASS SHARE STRUCTURES                                                  Against
----------------------------------------------------------------------------------------------
LINKED PROPOSALS: with the objective of making one element                   Against
of a proposal more acceptable
----------------------------------------------------------------------------------------------
BLANK CHECK PREFERRED SHARES: authorization of, or an                        Against
increase in, blank check preferred shares
----------------------------------------------------------------------------------------------
SUPERMAJORITY APPROVAL OF BUSINESS TRANSACTIONS: management                  Against
seeks to increase the number of votes required on an issue
above two-thirds of the outstanding shares
----------------------------------------------------------------------------------------------
INCREASE IN AUTHORIZED SHARES: provided the amount requested                   For
is necessary for sound business reasons
----------------------------------------------------------------------------------------------
SHAREHOLDER PROPOSALS                                                      Case-by-Case
----------------------------------------------------------------------------------------------

STAKEHOLDER PROPOSALS                                                      Case-by-Case
----------------------------------------------------------------------------------------------
ISSUANCE OF PREVIOUSLY AUTHORIZED SHARES WITH VOTING RIGHTS                  Against
TO BE DETERMINED BY THE BOARD WITHOUT PRIOR SPECIFIC
SHAREHOLDER APPROVAL
----------------------------------------------------------------------------------------------
"FAIR PRICE" PROVISIONS: Measures to limit ability to buy                      For
back shares from particular shareholder at
higher-than-market prices
----------------------------------------------------------------------------------------------
PREEMPTIVE RIGHTS                                                              For
----------------------------------------------------------------------------------------------
ACTIONS ALTERING BOARD/SHAREHOLDER RELATIONSHIP REQUIRE                        For
PRIOR SHAREHOLDER APPROVAL (including "anti-takeover"
measures)
----------------------------------------------------------------------------------------------
ALLOW SHAREHOLDER ACTION BY WRITTEN CONSENT                                    For
----------------------------------------------------------------------------------------------
ALLOW SHAREHOLDERS TO CALL SPECIAL MEETINGS                                    For
----------------------------------------------------------------------------------------------
SOCIAL AND ENVIRONMENTAL ISSUES                                         As recommended by
                                                                        Company Management
----------------------------------------------------------------------------------------------
REIMBURSING PROXY SOLICITATION EXPENSES                                    Case-by-Case
----------------------------------------------------------------------------------------------

                        Legg Mason Investment Trust, Inc.

Part C.           Other Information

Item 23.          Exhibits

(a)      (i)      Articles of Amendment and Restatement of Articles of
                  Incorporation filed February 22, 2000 (3)

         (ii)     Articles of Amendment filed March 6, 2001 (3)

         (iii)    Certificate of Correction filed March 15, 2001 (3)

         (iv)     Articles Supplementary filed June 19, 2001 (6)

(b)      Amended and Restated Bylaws dated August 8, 2002 (10)

(c) Instruments defining the rights of security holders with respect to Legg Mason Investment Trust, Inc. are contained in the Articles of Amendment and Restatement of Articles of Incorporation, with subsequent amendments filed thereto, and in the Amended and Restated Bylaws, which are incorporated by reference as specified in Exhibits (a) and (b) to
         Item 23 of Part C herein.

(d)      (i)      Management Agreement (6)

         (ii)     Investment Advisory Agreement (6)

         (iii)    Administrative Services Agreement (6)

         (iv)     Fee Waiver Agreement - filed herewith

(e)      Underwriting Agreement (2)

(f)      Bonus, profit sharing or pension plans - none

(g)      (i)      Custodian Contract (2)

         (ii)     Amendment dated July 1, 2001 to Custodian Contract (6)

(h)      (i)      Transfer Agency and Service Agreement (2)

         (ii) Amendment dated November 1, 2001 to Transfer Agency and Service Agreement (9)

         (iii) Amendment and Restatement of Credit Agreement dated March 15, 2002 (7)

         (iv) First Amendment dated as of March 14, 2003 to Amendment and Restatement of Credit Agreement dated March 15, 2002 (11)

(i)      Opinion and consent of counsel - filed herewith

(j)      Consent of independent auditors - filed herewith

(k)      Financial statements omitted from Item 22 - none

(l)      Agreement for providing initial capital with respect to the Registrant
         (1)

(m)      (i)      Distribution Plan pursuant to Rule 12b-1 (2)

         (ii) Financial Class Distribution Plan pursuant to Rule 12b-1 - filed herewith

(n)      Multiple Class Plan pursuant to Rule 18f-3 - filed herewith

(p) Code of ethics for the fund, its investment advisers and its principal underwriter (8)

(1) Incorporated herein by reference to corresponding Exhibit of Pre-Effective Amendment No. 1 to the Registration Statement of Legg Mason Investment Trust, Inc., SEC File No. 333-88715, filed December 21, 1999.

(2) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 1 to the Registration Statement of Legg Mason Investment Trust, SEC File No. 333-88715, filed January 31, 2000.

(3) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 3 to the Registration Statement of Legg Mason Investment Trust, Inc., SEC File No. 333-88715, filed March 16, 2001.

(4) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 22 to the Registration Statement of Legg Mason Global Trust, Inc., SEC File No. 33-56672, filed April 2, 2001.

(5) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 39 to the Registration Statement of Legg Mason Cash Reserve Trust, SEC File No. 2-62218, filed December 3, 2001.

(6) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 4 to the Registration Statement of Legg Mason Investment Trust, Inc., SEC File No. 333-88715, filed February 28, 2002.

(7) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 33 to the Registration Statement of Legg Mason Income Trust, Inc., SEC File No. 33-12092, filed April 3, 2002.

(8) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 35 to the Registration Statement of Legg Mason Value Trust, Inc., SEC File No. 2-75766, filed July 18, 2003.

(9) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 40 to the Registration Statement of Legg Mason Cash Reserve Trust, SEC File No. 2-62218, filed November 1, 2002.

(10) Incorporated herein by reference to corresponding Exhibit of Post Effective Amendment No. 5 to the Registration Statement of Legg Mason Investment Trust, Inc., SEC File No. 333-88715, filed February 27, 2003.

(11) Incorporated herein by reference to the corresponding Exhibit of Post-Effective Amendment No. 35 to the Registration Statement of Legg Mason Income Trust, Inc., SEC File No. 33-12092, filed April 17, 2003.

Item 24.          Persons Controlled By or Under Common Control with Registrant

                  None

Item 25.          Indemnification

Reference is made to Article 11 of Registrant's Amended and Restated Articles of Incorporation, Article 10 of Registrant's Amended and Restated Bylaws, Section 2-418 of the Maryland General Corporation Law and Section 8 of the Underwriting Agreement. Article 10 of Registrant's Amended and Restated Bylaws also provides that certain expenses incurred in defending a proceeding involving directors, officers, employees and agents will be paid by the Corporation in advance of a final disposition thereof if certain conditions are met.

In Section 8 of the Underwriting Agreement relating to the securities offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended ("Securities Act"), against certain types of civil liabilities arising in connection with the Registration Statement or the Prospectuses and Statement of Additional Information.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.          Business and Other Connections of Manager and Investment
                  Adviser

This item is incorporated by reference to Item 26 of Part C of Post-Effective Amendment No. 5, SEC File No. 333-88715, filed on February 27, 2003

Item 27.          Principal Underwriters

This item is incorporated by reference to Item 27 of Part C of Post-Effective Amendment No. 5, SEC File No. 333-88715, filed on February 27, 2003.

Item 28.          Location of Accounts and Records

                  State Street Bank and              Legg Mason Fund Adviser,
                  Trust Company                      Inc.
                  P. O. Box 1713               and   100 Light Street
                  Boston, Massachusetts 02105        Baltimore, Maryland 21202

Item 29.          Management Services

                  None

Item 30.          Undertakings

                  None

                                 SIGNATURE PAGE

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Legg Mason Investment Trust, Inc., certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 6 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore and State of Maryland, on the 20th day of August, 2003.

                                     LEGG MASON INVESTMENT TRUST, INC.

                                     By:   /s/ Mark R. Fetting
                                           ----------------------------
                                           Mark R. Fetting
                                           President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement of Registrant has been signed below by the following persons in the capacities and on the dates indicated:

        Signature                             Title                             Date
        ---------                             -----                             ----
/s/ John F. Curley, Jr.*              Chairman and Director                August 20, 2003
---------------------------------
John F. Curley, Jr.

/s/ Mark R. Fetting                   President (Principal Executive       August 20, 2003
---------------------------------     Officer) and Director
Mark R. Fetting

/s/ Richard G. Gilmore*               Director                             August 20, 2003
---------------------------------
Richard G. Gilmore

/s/ Arnold L. Lehman*                 Director                             August 20, 2003
---------------------------------
Arnold L. Lehman

/s/ Robin J.W. Masters*               Director                             August 20, 2003
---------------------------------
Robin J.W. Masters

/s/ Arthur S. Mehlman*                Director                             August 20, 2003
---------------------------------
Arthur S. Mehlman

/s/ Jill E. McGovern*                 Director                             August 20, 2003
---------------------------------
Jill E. McGovern

/s/ Jennifer W. Murphy*               Director                             August 20, 2003
---------------------------------
Jennifer W. Murphy

/s/ G. Peter O'Brien*                 Director                             August 20, 2003
---------------------------------
G. Peter O'Brien

/s/ S. Ford Rowan*                    Director                             August 20, 2003
---------------------------------
S. Ford Rowan

/s/ Marie K. Karpinski                Vice President and Treasurer,        August 20, 2003
---------------------------------     (Principal Financial Officer and
Marie K. Karpinski                    Accounting Officer)

* Signatures affixed by Marc R. Duffy pursuant to a power of attorney dated November 7, 2002, a copy of which is filed herewith.

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee of one or more of the following investment companies (as set forth in the companies' Registration Statements on Form N-1A):

LEGG MASON CASH RESERVE TRUST          LEGG MASON VALUE TRUST, INC.
LEGG MASON INCOME TRUST, INC.          LEGG MASON CHARLES STREET TRUST, INC.
LEGG MASON GLOBAL TRUST, INC.          LEGG MASON SPECIAL INVESTMENT TRUST, INC.
LEGG MASON TAX-EXEMPT TRUST, INC.      LEGG MASON INVESTORS TRUST, INC.
LEGG MASON TAX-FREE INCOME FUND        LEGG MASON LIGHT STREET TRUST, INC.
LEGG MASON FOCUS TRUST, INC.           LEGG MASON INVESTMENT TRUST, INC.

plus any other investment company for which Legg Mason Fund Adviser, Inc. or an affiliate thereof acts as investment adviser or manager and for which the undersigned individual serves as Director/Trustee hereby severally constitute and appoint each of MARK R. FETTING, MARIE K. KARPINSKI, MARC R. DUFFY, ANDREW
J. BOWDEN, ARTHUR J. BROWN and ARTHUR C. DELIBERT my true and lawful attorney-in-fact, with full power of substitution, and each with full power to sign for me and in my name in the appropriate capacity and only for those companies described above for which I serve as Director/Trustee, any Registration Statements on Form N-1A, all Pre-Effective Amendments to any Registration Statements of the Funds, any and all Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith, to file the same with the Securities and Exchange Commission and the securities regulators of appropriate states and territories, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and all requirements of appropriate states and territories. I hereby ratify and confirm all that said attorney-in-fact or their substitutes may do or cause to be done by virtue hereof.

WITNESS my hand on the date set forth below.

           SIGNATURE                                    DATE
           ---------                                    ----
/s/ John F. Curley, Jr.                           November 7, 2002
----------------------------------------
John F. Curley, Jr.

/s/ Mark R. Fetting                               November 7, 2002
----------------------------------------
Mark R. Fetting

/s/ Richard G. Gilmore                            November 7, 2002
----------------------------------------
Richard G. Gilmore

/s/ Arnold L. Lehman                              November 7, 2002
----------------------------------------
Arnold L. Lehman

/s/ Robin J.W. Masters                            November 7, 2002
----------------------------------------
Robin J.W. Masters

/s/ Jill E. McGovern                              November 7, 2002
----------------------------------------
Jill E. McGovern

/s/ Arthur S. Mehlman                             November 7, 2002
----------------------------------------
Arthur S. Mehlman

/s/ Jennifer W. Murphy                            November 7, 2002
----------------------------------------
Jennifer W. Murphy

/s/ G. Peter O'Brien                              November 7, 2002
----------------------------------------
G. Peter O'Brien

/s/ S. Ford Rowan                                 November 7, 2002
----------------------------------------
S. Ford Rowan

                        Legg Mason Investment Trust, Inc.
                         Post-Effective Amendment No. 6
                                    Exhibits

Exhibit (d)       Fee Waiver Agreement

Exhibit (i)       Opinion and consent of counsel

Exhibit (j)       Consent of independent auditors

Exhibit (m)(ii)   Financial Intermediary Class Distribution Plan pursuant to
                  Rule 12b-1

Exhibit (n)       Amended Multiple Class Plan pursuant to Rule 18f-3